UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number     811-05040

Total Return US Treasury Fund, Inc.
(Exact name of registrant as specified in charter)

40 West 57th Street, 18th Floor New York, New York	10019
(Address of principal executive offices)	(Zip code)

R. Alan Medaugh, President

ISI, Inc. 40 West 57th Street, 18th Floor New York, New York 10019
(Name and address of agent for service)

Registrant's telephone number, including area code:    (212) 446-5600

Date of fiscal year end:         October 31, 2010

Date of reporting period:       October 31, 2010

Item 1.	Reports to Stockholders.

ISI International Strategy & Investment

ANNUAL REPORT

October 31, 2010

TOTAL RETURN
U.S. TREASURY
FUND, INC.

MANAGED MUNICIPAL
FUND, INC.

NORTH AMERICAN
GOVERNMENT BOND
FUND, INC.

ISI STRATEGY
FUND, INC.

ISI Funds Annual Report — Table of Contents

Investment Advisor’s Message	1
Management Discussion & Analysis	3
Performance Comparisons	10
Shareholder Expense Examples	18
Portfolio Profiles	21
Schedules of Investments	22
Statements of Assets and Liabilities	33
Statements of Operations	37
Statements of Changes in Net Assets	39
Financial Highlights	45
Notes to Financial Statements	52
Report of Independent Registered Public Accounting Firm	62
Fund Directors and Officers	63
Notice to Shareholders	66
Investment Advisory Agreement Approval	68

Investment Advisor’s Message	10/31/2010

Dear Shareholder:

I am pleased to present the Annual Report to Shareholders for the ISI Funds. This report covers the 12-month reporting period through October 31, 2010 and includes commentary from the Funds’ portfolio managers at International Strategy & Investment, Inc. (“ISI”) (see Management Discussion and Analysis that follows this letter for more details), a complete list of holdings and the financial statements.

Stocks recorded a positive return for the last year and a small positive return for the last five years. For example, the Dow Jones Wilshire 5000 Index was +19.41% for the last year and averaged +2.58% for the past five years. U.S. Treasuries increased over the last year and the last 5 years. The Barclays Capital Treasury Index was +7.20% for the past year and averaged +6.32% for the past five years. Top quality municipal indices were also up for the last year and for the last five years. For example, the Barclays Capital General Obligations Index was +7.66% for the past year and averaged +5.52% for the past five years. The following is a summary of Fund performance during the reporting period. These performance figures assume the reinvestment of dividend and capital gain distributions, and exclude the impact of any sales charges.

During the year ended October 31, 2010, Total Return U.S. Treasury Fund and North American Government Bond Fund continued their policy of paying dividends at a fixed rate, which resulted in dividends consisting of net investment income, short-term capital gains, and long-term capital gains.

Total Return U.S. Treasury Fund’s investment objective is to achieve a high level of total return with relative stability of principal, and secondarily, high current income consistent with an investment in securities issued by the United States Treasury. For the reporting period, the Fund produced a one-year total return of +6.85% and a five-year average annual total return of +5.99%. From its inception on August 10, 1988 through October 31, 2010, the Fund has posted a cumulative total return of +347.14%, which translates into an average annual total return of +6.97%. The Fund’s net assets totaled $97.79 million at the end of the reporting period.

ISI Managed Municipal Fund’s investment objective is to provide a high level of total return with relative stability of principal and, secondarily, high current income exempt from federal income tax through investment in a portfolio consisting primarily of tax-free municipal obligations. For the reporting period, the Fund’s ISI Class A shares produced a one-year total return of +4.62% and a five-year average annual total return of +4.09%. From the inception of Class A on February 26, 1990 through October 31, 2010, the Fund’s Class A Shares has posted a cumulative total return of +194.08%, which translates into an average annual total return of +5.36%*. The Fund’s net assets totaled $112.28 million at the end of the reporting period.

* From its inception on October 8, 2010 through October 31, 2010, the ISI Class I Shares have posted a cumulative total return of -0.86%.

1

Investment Advisor’s Message (continued)

ISI North American Government Bond Fund’s investment objective is to provide a high level of current income, consistent with prudent investment risk, by investing primarily in a portfolio consisting of fixed income securities issued or guaranteed by the governments of the United States, Canada and Mexico. For the reporting period, the ISI Class A Shares produced a one-year total return of +9.53% and a five year average annual total return of +6.46%. From its inception on January 15, 1993, through October 31, 2010, the ISI Class A Shares have posted a cumulative total return of +186.80%, which translates into an average annual total return of +6.10%. For the reporting period, the ISI Class C Shares produced a one-year total return of +8.85% and a five year average annual total return of +5.76%. From its inception on May 16, 2003, through October 31, 2010, the ISI Class C Shares have posted a cumulative total return of +37.57%, which translates into an average annual total return of +4.37%*. The Fund’s net assets totaled $157.54 million at the end of the reporting period.

* From its inception on September 16, 2010 through October 31, 2010, the ISI Class I Shares have posted a cumulative total return of +1.74%.

ISI Strategy Fund has an investment objective of maximizing total return through a combination of long-term growth of capital and current income by actively allocating the Fund’s assets between common stocks of U.S. issuers and U.S. Treasury securities. For the reporting period, the Fund produced a one-year total return of +17.05% and a five-year average annual total return of +3.19%. From its inception on September 16, 1997, through October 31, 2010, the Fund has posted a cumulative total return of +74.40%, which translates into an average annual total return of +4.33%. The Fund’s net assets totaled $60.44 million at the end of the reporting period.

We would like to welcome new investors to the ISI Funds and thank those who have been with us for some time. We appreciate your confidence.

Sincerely,

R. Alan Medaugh
President
November 16, 2010

The performance numbers stated above do not include a deduction for the maximum sales charge (3.00%) or maximum deferred sales charge, as applicable to each Fund. If the maximum sales charge or maximum deferred sales charge (as applicable) was deducted for each Fund the stated performance numbers would be lower. Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance of a Fund, please call (800) 882-8585. The total annualized operating expense ratios of the Funds as of October 31, 2010 were as follows: Total Return US Treasury Fund, Inc. – 0.82%; Managed Municipal Fund, Inc.-Class A - 0.97%; Managed Municipal Fund, Inc.-Class I - 0.70%; North American Government Bond Fund, Inc. – Class A – 1.15%; North American Government Bond Fund, Inc. – Class C – 1.78% ; North American Government Bond Fund, Inc. – Class I – 0.69% and ISI Strategy Fund, Inc. – 1.06%. The operating expense ratios may vary over time.

2

Management Discussion & Analysis (Unaudited)

The Total Return U.S. Treasury Fund

This fiscal year, the Treasury market rallied from March through the end of the year. The drop in yield was caused by 1) the stalling of the U.S. economic recovery and 2) the building prospects of the Federal Reserve resuming a quantitative easing program. The Fund’s active maturity management anticipated the economic slowdown by extending its duration early in 2010 and continuing that program so that by the end of the fiscal year, the average maturity was extended from 6.2 years to 7.6 years. By comparison, the average maturity of the Treasury market at the close of the year was 6.2 years. The maturity sector emphasized now is the 5-10 year maturity range which was built up from 27.9% of the Fund at the beginning of the fiscal year to 55.8% of the Fund at the end of the fiscal year.

3

Management Discussion & Analysis (Unaudited) (continued)

The Managed Municipal Fund

The economic slowdown from early 2010 caused municipal yields to fall in a similar pattern to U.S. Treasuries. The municipal market is not directly affected by the Treasury’s quantitative easing program so municipal yields rose somewhat more than Treasuries since August. The Fund’s active maturity management extended average maturity early in the fiscal year from 7.4 years to 7.7 years by the end of April. Since April, average maturities have been reduced so that at the end of the fiscal year, the average maturity was 6.5 years. By comparison, the municipal market average maturity at the end of the fiscal year was 13.6 years. The Fund also has a high average of quality; reserves and AAA rated issues have typically represented over 70% of the total portfolio.

4

Management Discussion & Analysis (Unaudited) (continued)

5

Management Discussion & Analysis (Unaudited) (continued)

The North American Government Bond Fund

The Fund’s U.S. Treasury section followed a duration management strategy similar to that of the Total Return U.S. Treasury Fund. The Fund moved up the average maturity of the U.S. Treasury sector anticipating the slowing of the economic recovery. The average maturity of the U.S. sector moved up from 5.8 years in January to 7.0 years at the end of the fiscal year. As in the Treasury Fund the remainder in 5-10 year maturities was increased during the fiscal year. The Fund began the fiscal year with 25.8% investment in a combination of Canadian and Mexican local currency denominated Treasury debt. The Fund ended the fiscal year with 30.1% in the non-U.S. sector. Canada and Mexico representation each moved up during the fiscal year. Canada began the fiscal year with an 18.5% representation of the Fund and at the end of the fiscal year it was 21.7%. Mexico began the fiscal year with a 7.3% representation and at the end of the year it was 8.4%. Over the year the non-U.S. investments helped the Fund’s total return. Please see the currency value of the Canadian dollar and Mexican peso. The format of these charts is the amount of each currency one U.S. dollar buys. So if the number falls it means the currency is rising versus the U.S. dollar and thereby adds to the investment’s total return.

6

Management Discussion & Analysis (Unaudited) (continued)

7

Management Discussion & Analysis (Unaudited) (continued)

The Strategy Fund

Both stocks and bonds rallied this fiscal year. Stocks, however, widely outpaced bonds (DJ Wilshire 5000 +19.41% while the Barclays Capital Treasury Index +7.20%). The stock market was principally driven by rising corporate earnings reports. Treasury bonds were helped by a slowing recovery and prospects for Federal Reserve quantitative easing (i.e. directly purchasing sizable amounts of U.S. Treasuries for its investment portfolio). The charts on the Treasury 10-year bond yield and the stock market are below.

8

Management Discussion & Analysis (Unaudited) (continued)

The Fund was helped by having a majority weighting in stocks this fiscal year. At the beginning of the year the mix favored stocks 87% to 13%. Stocks remained in the majority over the fiscal year ending at 81% to 19%.

A more recent help for stocks is their dividend yield versus the 2-year Treasury yield. Please see chart below as reference. With corporate earnings rising, the dividend payout rate could rise further adding to the yield support for equities.

9

Total Return US Treasury Fund – Performance Comparison1 (Unaudited)

10

Total Return US Treasury Fund – Performance Comparison1 (Unaudited) (continued)

	Cumulative Total Returns (With Sales Charge)					Average Annual Total Returns (With Sales Charge)
Periods Ended October 31, 2010	1 Year	3 Years	5 Years	10 Years	Since Inception2	1 Year	3 Years	5 Years	10 Years	Since Inception2
Total Return US Treasury Fund	3.67%	18.29%	29.72%	69.08%	333.65%	3.67%	5.76%	5.34%	5.39%	6.82%
Barclays Capital Treasury Index3	7.20%	22.83%	35.87%	80.74%	377.00%	7.20%	7.10%	6.32%	6.10%	7.30%
Barclays Capital Intermediate Treasury Index3	6.69%	21.49%	34.43%	71.52%	319.71%	6.69%	6.70%	6.10%	5.54%	6.68%
Barclays Capital Long-Term Treasury Index3	10.56%	29.56%	43.20%	110.08%	585.04%	10.56%	9.01%	7.45%	7.71%	9.07%

1
Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance information presented in the graph and table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. All performance assumes the reinvestment of dividends and capital gain distributions and includes the Fund’s maximum 3.00% sales charge. Distributions of the Fund’s capital gains and non-US Treasury income may be subject to state and local taxes. Management is not aware of any single index that is truly representative of the Fund since its active maturity management policy allows the manager to adjust the weighted average maturity throughout each US Treasury sector. Currently, the Fund’s weighted average maturity is approximately 7.6 years.

2	The Fund’s inception date is August 10, 1988. Benchmark returns are for the periods beginning August 31, 1988.

3
The Barclays Capital Treasury Index is an unmanaged index reflecting the performance of all public Treasury obligations and does not focus on one particular segment of the Treasury market. The Barclays Capital Intermediate Treasury Index is an unmanaged index reflecting the performance of US Treasury securities in the intermediate-term Treasury sector. The Barclays Capital Long-Term Treasury Index is an unmanaged index reflecting the performance of US Treasury securities in the long-term Treasury sector. Benchmark returns do not reflect expenses or sales charges that have been deducted from the Fund’s returns.

11

Managed Municipal Fund – Performance Comparison1 (Unaudited)

12

Managed Municipal Fund – Performance Comparison1 (Unaudited) (continued)

	Cumulative Total Returns (With Sales Charge)					Average Annual Total Returns (With Sales Charge)
Periods Ended October 31, 2010	1 Year	3 Years	5 Years	10 Years	Since Inception	1 Year	3 Years	5 Years	10 Years	Since Inception
Managed Municipal Fund - ISI Class A Shares2	1.48%	10.68%	18.54%	49.94%	185.27%	1.48%	3.44%	3.46%	4.13%	5.20%
Managed Municipal Fund - ISI Class I Shares3	—	—	—	—	-0.86%	—	—	—	—	-0.86%*
Barclays Capital General Obligation Index4	7.66%	20.29%	30.84%	72.45%	254.57%	7.66%	6.35%	5.52%	5.60%	6.32%
Barclays Capital Prerefunded Municipal Bond Index4	3.84%	16.67%	25.88%	57.21%	197.94%	3.84%	5.27%	4.71%	4.63%	5.42%
Consumer Price Index5	1.20%	4.70%	10.25%	26.22%	41.69%	1.20%	1.54%	1.97%	2.36%	1.70%

1
Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance information presented in the graph and table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. All performance assumes the reinvestment of dividends and capital gain distributions and includes sales charges, if applicable. ISI Class A Shares have a maximum 3.00% sales charge. Distributions of the Fund’s income and capital gains may be subject to state and local taxes.

2	The ISI Class A Shares inception date is February 26, 1990. Benchmark returns are for the periods beginning February 28, 1990.

3	The ISI Class I Shares inception date is October 7, 2010. Benchmark returns are for the period beginning October 31, 2010.

4
The Barclays Capital General Obligation Index is an unmanaged index reflecting general municipal bond market performance. The Barclays Capital Prerefunded Municipal Bond Index, an unmanaged index, is a subcomponent of the general Barclays Capital Municipal Bond Index, and contains only bonds from that index that have been prerefunded or escrowed to maturity. Benchmark returns do not reflect expenses or sales charges that have been deducted from the Fund’s returns.

5	The Consumer Price Index is a widely used measure of inflation.

*	Not annualized.

13

North American Government Bond Fund – Performance Comparison1 (Unaudited)

14

North American Government Bond Fund – Performance Comparison1 (Unaudited) (continued)

	Cumulative Total Returns (With Sales Charge)					Average Annual Total Returns (With Sales Charge)
Periods Ended October 31, 2010	1 Year	3 Years	5 Years	10 Years	Since Inception	1 Year	3 Years	5 Years	10 Years	Since Inception
North American Government Bond Fund - ISI Class A Shares2	6.30%	17.30%	32.62%	78.52%	178.17%	6.30%	5.46%	5.81%	5.97%	5.92%
North American Government Bond Fund - ISI Class C Shares3	7.85%	18.48%	32.34%	—	37.57%	7.85%	5.81%	5.76%	—	4.37%
North American Government Bond Fund - ISI Class I Shares4	—	—	—	—	1.74%	—	—	—	—	1.74%*
Barclays Capital Intermediate Treasury Index5	6.69%	21.49%	34.43%	71.52%	167.59%	6.69%	6.70%	6.10%	5.54%	5.70%
Barclays Capital Emerging Americas Index: Mexico Section / Citigroup US Broad Investment-Grade Bond Index Mexico Sector / Barclays Capital Global Aggregate Index: Mexico Section6	22.79%	17.87%	37.40%	130.72%	501.25%	22.79%	5.63%	6.56%	8.72%	10.63%
Consumer Price Index7	1.20%	4.70%	10.25%	26.22%	59.16%	1.20%	1.54%	1.97%	2.36%	2.65%

1
Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance information presented in the graph and table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. All performance assumes the reinvestment of dividends and capital gain distributions and includes sales charges, if applicable. ISI Class A shares have a maximum 3.00% sales charge. ISI Class C Shares have a maximum 1.00% contingent deferred sales charge in the first year, which is eliminated thereafter.

2	ISI Class A Shares inception date is January 15, 1993. Benchmark returns are for the periods beginning January 31, 1993.

3
ISI Class C Shares inception date is May 16, 2003. Cumulative and annualized returns for the Barclays Capital Intermediate Treasury Index from May 31, 2003 through April 30, 2010 were 30.06% and 3.87%, respectively.

4	ISI Class I Shares inception date is September 16, 2010. Benchmark returns are for the periods beginning September 30, 2010.

5
The Barclays Capital Intermediate Treasury Index is an unmanaged index reflecting the performance of US Treasury securities in the intermediate-term Treasury sector. Benchmark returns do not reflect expenses or sales charges that have been deducted from the Fund’s returns.

6
Reflects the performance of the Barclays Capital Emerging Americas Index: Mexico Section through October 31, 2004 and the Citigroup US Broad Investment-Grade Bond Index Mexico Sector from that date through October 31, 2006 and the Barclays Capital Global Aggregate Index: Mexico from October 31, 2006 through October 31, 2010. The Barclays Capital Emerging Americas Index: Mexico Section has been discontinued. Barclays Capital Emerging Americas Index: Mexico Section was an unmanaged sub-index of the Barclays Capital Emerging Americas Index reflecting the performance of selected Mexican debt instruments with maturities of one year or more. The Citigroup US Broad Investment-Grade Bond Index Mexico Sector is an unmanaged sub-index of the Citigroup US Broad Investment-Grade Bond Index reflecting the performance of selected Mexican debt instruments with maturities of one year or more. The Barclays Capital Global Aggregate Index: Mexico Section is an unmanaged sub-index of Barclays Capital Global Aggregate Index which provides broad-based measure of global investment-grade fixed income markets. The Mexico Section reflects the US dollar performance of selected Mexican government peso-denominated debt instruments with maturities of one year or more. Benchmark returns do not reflect expenses or sales charges that have been deducted from the Fund’s returns.

7	The Consumer Price Index is a widely used measure of inflation.

*	Not annualized.

15

ISI Strategy Fund – Performance Comparison1 (Unaudited)

16

ISI Strategy Fund – Performance Comparison1 (Unaudited) (continued)

	Cumulative Total Returns (With Sales Charge)					Average Annual Total Returns (With Sales Charge)
Periods Ended October 31, 2010	1 Year	3 Years	5 Years	10 Years	Since Inception2	1 Year	3 Years	5 Years	10 Years	Since Inception2
ISI Strategy Fund	13.53%	-11.74%	13.55%	24.29%	69.16%	13.53%	-4.08%	2.57%	2.20%	4.09%
DJ Wilshire 5000 (Full Cap) Index3	19.41%	-15.50%	13.59%	11.04%	166.37%	19.41%	-5.46%	2.58%	1.05%	7.78%
Consumer Price Index4	1.20%	4.70%	10.25%	26.22%	30.58%	1.20%	1.54%	1.97%	2.36%	2.06%
Lipper Flexible Portfolio Funds Average5	14.81%	-4.49%	25.49%	34.04%	76.85%	14.81%	-1.52%	4.65%	2.97%	4.45%

1
Past performance is not indicative of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance information presented in the graph and table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. All performance assumes the reinvestment of dividends and capital gain distributions and includes the Fund’s maximum 3.00% sales charge.

2	The Fund’s inception date is September 16, 1997. Benchmark returns are for the periods beginning September 30, 1997.

3
The DJ Wilshire 5000 (Full Cap) Index is an unmanaged index that represents the broadest measure of the US equity market. Benchmark returns do not reflect expenses or sales charges that have been deducted from the Fund’s returns.

4	The Consumer Price Index is a widely used measure of inflation.

5
Lipper figures represent the average total returns by all mutual funds designated by Lipper as falling into the category indicated. The Lipper Flexible Portfolio Funds Average category includes funds that allocate their investments across various asset classes, including domestic common stocks, bonds and money market instruments with a focus on total return.

17

Shareholder Expense Examples (Unaudited)

As a shareholder of the Funds, you may incur two types of cost; (1) transaction costs, including sales charges (loads); and (2) ongoing costs, including management fees, Rule 12b-1 distribution/shareholder service fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the tables below are based on an investment of $1,000 made at the beginning of the period shown (May 1, 2010) and held for the entire period (October 31, 2010).

Actual Expenses – “Actual Return” in the following table provides information about actual account values and actual expenses. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid During Period” column to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – “Hypothetical Returns” in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return of each Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, “Hypothetical Returns” in the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

18

Shareholder Expense Examples (Unaudited) (continued)

Total Return US Treasury Fund

	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period(1)	Annualized Expense Ratio
Based on Actual Fund Return	$1,000.00	$1,064.80	$4.34	0.83%
Based on Hypothetical 5% Return	$1,000.00	$1,021.00	$4.25	0.83%

Managed Municipal Fund - Class A

	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period(1)	Annualized Expense Ratio
Based on Actual Fund Return	$1,000.00	$1,025.73	$4.97	0.97%
Based on Hypothetical 5% Return	$1,000.00	$1,020.30	$4.95	0.97%

Managed Municipal Fund - Class I

	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period(2)	Annualized Expense Ratio
Based on Actual Fund Return	$1,000.00	$991.40	$0.46	0.70%
Based on Hypothetical 5% Return	$1,000.00	$1,002.83	$0.46	0.70%

North American Government Bond Fund – Class A

	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period(1)	Annualized Expense Ratio
Based on Actual Fund Return	$1,000.00	$1,066.60	$6.02	1.16%
Based on Hypothetical 5% Return	$1,000.00	$1,019.38	$5.88	1.16%

North American Government Bond Fund – Class C

	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period(1)	Annualized Expense Ratio
Based on Actual Fund Return	$1,000.00	$1,061.00	$9.23	1.78%
Based on Hypothetical 5% Return	$1,000.00	$1,016.25	$9.02	1.78%

(1)	Expenses are equal to the Fund’s annualized expense ratio for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(2)
Class I commenced operations on October 8, 2010. Expenses are equal to the Fund’s annualized expense ratio for the period, multiplied by the average account value over the period, multiplied by 24/365 (to reflect the period).

19

Shareholder Expense Examples (Unaudited) (continued)

North American Government Bond Fund – Class I

	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period(2)	Annualized Expense Ratio
Based on Actual Fund Return	$1,000.00	$1,017.40	$0.88	0.69%
Based on Hypothetical 5% Return	$1,000.00	$1,005.43	$0.87	0.69%

ISI Strategy Fund

	Beginning Account Value May 1, 2010	Ending Account Value October 31, 2010	Expenses Paid During Period(1)	Annualized Expense Ratio
Based on Actual Fund Return	$1,000.00	$1,006.00	$5.37	1.06%
Based on Hypothetical 5% Return	$1,000.00	$1,019.86	$5.40	1.06%

(1)	Expenses are equal to the Fund’s annualized expense ratio for the period, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(2)
Class I commenced operations on September 16, 2010. Expenses are equal to the Fund’s annualized expense ratio for the period, multiplied by the average account value over the period, multiplied by 46/365 (to reflect the period).

20

Portfolio Profiles (Unaudited)

Portfolio Profiles (as a % of Net Assets)	October 31, 2010

Total Return US Treasury Fund
US Treasury Obligations	99.20%
Repurchase Agreements	0.27%
Other Assets and Liabilities	0.53%
100.00%

Managed Municipal Fund
Aaa Municipal Obligations*	74.32%
Aa Municipal Obligations*	13.75%
Repurchase Agreements	12.93%
Other Assets and Liabilities	(1.00)%
100.00%

* Ratings are based on Moody's Investors Service, Inc.

North American Government Bond Fund
Canadian Securities	21.69%
Mexican Securities	8.42%
US Treasury Obligations	66.85%
Repurchase Agreements	2.12%
Other Assets and Liabilities	0.92%
100.00%

ISI Strategy Fund
Consumer Discretionary	10.48%
Consumer Staples	8.27%
Energy	8.56%
Financials	13.64%
Health Care	6.57%
Industrials	7.39%
Information Technology	15.30%
Materials	3.77%
Telecommunication Services	3.64%
Utilities	3.12%
US Treasury Obligations	11.36%
Repurchase Agreements	7.56%
Other Assets and Liabilities	0.34%
100.00%

21

Total Return US Treasury Fund

Schedule of Investments	October 31, 2010

Security	Interest Rate	Maturity Date	Principal Amount	Market Value
US TREASURY OBLIGATIONS - 99.20%
US Treasury Notes	1.250%	11/30/10	$16,700,000	$16,716,316
US Treasury Notes	1.000%	08/31/11	6,500,000	6,542,659
US Treasury Notes	1.000%	10/31/11	3,000,000	3,022,851
US Treasury Notes	0.625%	07/31/12	2,000,000	2,010,552
US Treasury Notes	3.750%	11/15/18	6,370,000	7,105,538
US Treasury Notes	3.125%	05/15/19	5,300,000	5,621,312
US Treasury Notes	2.625%	08/15/20	7,000,000	7,007,658
US Treasury Bonds	8.125%	08/15/19	12,000,000	17,484,372
US Treasury Bonds	8.750%	08/15/20	11,300,000	17,347,263
US Treasury Bonds	7.875%	02/15/21	1,000,000	1,469,844
US Treasury Bonds	6.375%	08/15/27	8,500,000	11,699,451
US Treasury Bonds	3.875%	08/15/40	1,000,000	978,906

Total US Treasury Obligations (Cost $92,589,928)				$97,006,722

Security	Principal Amount	Market Value
REPURCHASE AGREEMENTS - 0.27%
JPMorgan Chase, N.A.
Dated 10/29/10, 0.12%, principal and interest in the amount of $264,003 to be repurchased 11/01/10, collateralized by US Treasury Inflation-Protected Notes, par value of $245,000 due 07/15/18 with a value of $270,488 (Cost $264,000)	$264,000	$264,000

Total Investments - 99.47% (Cost $92,853,928)*		$97,270,722
Other Assets in Excess of Liabilities - 0.53%		522,031
Net Assets - 100.00%		$97,792,753

*	Cost for Federal income tax purposes is $92,853,928 and net unrealized appreciation on a tax basis consists of:

Gross Unrealized Appreciation	$4,512,235
Gross Unrealized Depreciation	(95,441)
Net Unrealized Appreciation	$4,416,794

See Notes to Financial Statements.

22

Managed Municipal Fund

Schedule of Investments	October 31, 2010

Security	Interest Rate	Maturity Date	Ratings (Moody’s/ S&P)1	Principal Amount	Market Value
MUNICIPAL BONDS - 88.07%
General Obligation - 63.53%
Alexandria, VA, Capital Improvements	4.250%	06/15/21	Aaa/AAA	$3,300,000	$3,477,639
Arlington County, VA, State Aid Witholding	4.500%	01/15/28	Aaa/AAA	2,000,000	2,045,740
Austin, TX, Public Improvements, Series A	3.500%	09/01/30	Aaa/AAA	2,500,000	2,344,550
Dallas, TX	4.000%	02/15/16	Aa1/AA+	2,450,000	2,523,794
Delaware State, Series B	3.250%	01/01/21	Aaa/AAA	2,000,000	2,067,280
Du Page County, IL, Jail Project	5.600%	01/01/21	Aaa/AAA	1,600,000	1,897,152
Florida State, Board of Education, Public Education, Series I	4.125%	06/01/21	Aa1/AAA	3,000,000	3,114,210
Georgia State, Series G	4.125%	10/01/23	Aaa/AAA	2,000,000	2,125,120
Henrico County, VA, Public Improvements	4.250%	07/15/24	Aaa/AAA	2,830,000	2,976,481
Maryland State, Capital Improvements, Series A	4.000%	02/15/20	Aaa/AAA	4,000,000	4,250,160
Mecklenburg County, NC	3.500%	02/01/26	Aaa/AAA	2,000,000	2,031,940
Mecklenburg County, NC, Public Improvements, Series A	4.000%	02/01/20	Aaa/AAA	3,000,000	3,144,270
Mecklenburg County, NC, Public Improvements, Series B	4.000%	03/01/27	Aaa/AAA	1,000,000	1,044,320
Minnesota State, State Trunk Highway, Series B	4.000%	08/01/30	Aa1/AAA	2,830,000	2,895,373
Missouri State, Fourth State Building, Series A	4.125%	10/01/19	Aaa/AAA	2,000,000	2,067,840
Montgomery County, MD, Public Improvements, Series A	4.000%	05/01/21	Aaa/AAA	2,450,000	2,526,954
Prince Georges County, MD, Public Improvements	4.125%	07/15/26	Aaa/AAA	2,000,000	2,098,240
Salt Lake City, UT, School District, School Board Guaranty, Series A	4.500%	03/01/20	Aaa/NR	2,240,000	2,382,173
Seattle, WA, Public Improvements, Series B	4.000%	08/01/29	Aa1/AAA	2,000,000	2,008,740
South Carolina State, Coastal Carolina University, Series A	4.000%	04/01/28	Aaa/AA+	1,000,000	1,035,340
South Carolina State, Highway, Series A	3.000%	08/01/22	Aaa/AA+	1,475,000	1,457,079
Tennessee State, Series A	5.000%	05/01/26	Aaa/AA+	500,000	555,425
Tennessee State, Series A	5.000%	05/01/27	Aaa/AA+	2,075,000	2,293,435
Tennessee State, Series A	4.000%	05/01/28	Aaa/AA+	2,000,000	2,032,700
Tennessee State, Series A	3.625%	05/01/31	Aaa/AA+	2,000,000	1,946,280
Texas, Water Financial Assistance, Series C-1	5.000%	08/01/39	Aaa/AA+	3,515,000	3,773,634
Utah State, Series A	3.000%	07/01/18	Aaa/AAA	1,000,000	1,071,150
Virginia State, Series B	4.250%	06/01/26	Aaa/AAA	2,500,000	2,624,800
Washington State, Series C, Refundable	5.000%	01/01/25	Aa1/AA+	2,000,000	2,267,960

See Notes to Financial Statements.

23

Managed Municipal Fund

Schedule of Investments (continued)	October 31, 2010

Security	Interest Rate	Maturity Date	Ratings (Moody’s/ S&P) 1	Principal Amount	Market Value
MUNICIPAL BONDS - 88.07% (continued)
General Obligation - 63.53% (continued)
Washington State, Series F	4.500%	07/01/27	Aa1/AA+	$2,500,000	$2,623,975
Washington, MD, Suburban Sanitation District, Water Supply	4.250%	06/01/26	Aaa/AAA	2,500,000	2,624,800
					$71,328,554
Prerefunded2 Issues - 6.67%
Cary, NC, 03/01/11 @ 102	5.000%	03/01/18	Aaa/AAA	$2,000,000	$2,072,500
Chesterfield County, VA, 01/15/11 @ 100	5.000%	01/15/20	Aaa/AAA	1,000,000	1,010,120
Delaware State, Series A, 01/01/12 @ 100	4.200%	01/01/20	Aaa/AAA	1,675,000	1,749,856
Gwinnett County, GA, Water & Sewer Authority, 08/01/12 @ 100	5.250%	08/01/24	Aaa/AAA	1,500,000	1,626,795
South Carolina State, State Highway, Series B, 04/01/11 @ 101	5.000%	04/01/19	Aaa/AA+	1,000,000	1,030,000
					$7,489,271
Revenue Bonds - 17.87%
Colorado, Water Resources & Power Development Authority, Series A	4.000%	09/01/29	Aaa/AAA	$2,000,000	$2,031,680
Fairfax County, VA, Water Authority Water Revenue	4.500%	04/01/27	Aaa/AAA	2,500,000	2,655,175
Florida, Water Pollution Control Financing, Series A	5.000%	01/15/29	Aaa/AAA	500,000	546,195
Florida, Water Pollution Control Financing, Series A	5.100%	01/15/29	Aaa/AAA	550,000	604,681
Gwinnett County, GA, Water & Sewer Authority, Series A	4.000%	08/01/28	Aaa/AAA	2,000,000	2,064,860
Kansas State, Development Finance Authority, Series DW-1	3.000%	04/01/20	Aaa/AAA	2,865,000	2,932,843
Kansas State, Development Finance Authority, Series DW-1	3.125%	04/01/22	Aaa/AAA	2,975,000	2,993,594
Texas, Water Development Board Revenue, State Revolving Fund-Senior Lien, Series A	4.750%	07/15/20	Aaa/AAA	3,000,000	3,005,160
Virginia State Resources Authority Clean Water Revenue	4.500%	10/01/28	Aaa/AAA	3,000,000	3,229,320
					$20,063,508

Total Municipal Bonds (Cost $94,424,233)					$98,881,333

See Notes to Financial Statements.

24

Managed Municipal Fund

Schedule of Investments (continued)	October 31, 2010

Security	Principal Amount	Market Value
REPURCHASE AGREEMENTS - 12.93%
JPMorgan Chase, N.A.
Dated 10/29/10, 0.12%, principal and interest in the amount of $14,519,145 to be repurchased 11/01/10, collateralized by US Treasury Inflation-Protected Notes, par value of $12,770,400 due 04/15/13, 01/15/15, 07/15/16, 07/15/17, and 01/15/20 with a combined value of $14,813,359 (Cost $14,519,000)	$14,519,000	$14,519,000

Total Investments - 101.00% (Cost $108,943,233)*		$113,400,333
Liabilities in Excess of Other Assets - (1.00)%		(1,121,858)
Net Assets - 100.00%		$112,278,475

1	Moody’s Municipal Bond Ratings:

	Aaa	Judged to be of the best quality.

	Aa	Judged to be of high quality by all standards. Issues are sometimes denoted with a 1, 2 or 3, which denote a high, medium or low ranking within the rating.

S&P Municipal Bond Ratings:

	AAA	Of the highest quality.

	AA	The second strongest capacity of payment of debt services. Those issues determined to possess very strong safety characteristics are denoted with a plus (+) sign.

	NR	Bond is not rated by this rating organization.

2
Prerefunded: Bonds which are prerefunded are collateralized by US Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

*	Cost for Federal income tax purposes is $108,943,233 and net unrealized appreciation on a tax basis consists of:

Gross Unrealized Appreciation	$4,619,120
Gross Unrealized Depreciation	(162,020)
Net Unrealized Appreciation	$4,457,100

See Notes to Financial Statements.

25

North American Government Bond Fund

Schedule of Investments	October 31, 2010

Security	Interest Rate	Maturity Date	Principal Amount1	Market Value
CANADIAN SECURITIES - 21.69%
Canadian Government Bonds	1.500%	06/01/12	CAD 2,000,000	$1,965,997
Canadian Government Bonds	3.750%	06/01/12	7,500,000	7,631,410
Canadian Government Bonds	3.500%	06/01/13	3,100,000	3,192,766
Canadian Government Bonds	4.000%	06/01/17	12,500,000	13,514,070
Canadian Government Bonds	3.750%	06/01/19	7,430,000	7,867,757

Total Canadian Securities (Cost $32,577,452)				$34,172,000

MEXICAN SECURITIES - 8.42%
Mexican Bono 2	9.000%	12/20/12	MXN 31,782,400	$2,798,848
Mexican Bono 2	6.000%	06/18/15	23,850,000	2,014,968
Mexican Bono 2	8.000%	12/17/15	93,907,000	8,451,098

Total Mexican Securities (Cost $13,173,343)				$13,264,914

US TREASURY OBLIGATIONS - 66.85%
US Treasury Notes	1.250%	11/30/10	$3,500,000	$3,503,420
US Treasury Notes	1.000%	08/31/11	16,000,000	16,105,008
US Treasury Notes	3.125%	05/15/19	11,600,000	12,303,250
US Treasury Notes	2.625%	08/15/20	3,750,000	3,754,102
US Treasury Bonds	8.750%	05/15/17	12,800,000	18,369,997
US Treasury Bonds	8.875%	08/15/17	10,300,000	14,963,170
US Treasury Bonds	8.125%	08/15/19	8,500,000	12,384,763
US Treasury Bonds	8.500%	02/15/20	11,000,000	16,505,159
US Treasury Bonds	8.750%	08/15/20	2,300,000	3,530,859
US Treasury Bonds	7.875%	02/15/21	650,000	955,399
US Treasury Bonds	3.875%	08/15/40	3,000,000	2,936,718

Total US Treasury Obligations (Cost $101,025,323)				$105,311,845

See Notes to Financial Statements.

26

North American Government Bond Fund

Schedule of Investments (continued)	October 31, 2010

Security	Principal Amount	Market Value
REPURCHASE AGREEMENTS - 2.12%
JPMorgan Chase, N.A.
Dated 10/29/10, 0.12%, principal and interest in the amount of $3,349,033 to be repurchased 11/01/10, collateralized by US Treasury Inflation-Protected Note, par value of $3,095,000 due 07/15/18 with a value of $3,416,980 (Cost $3,349,000)	$3,349,000	$3,349,000

Total Investments - 99.08% (Cost $150,125,118)*		$156,097,759
Other Assets in Excess of Liabilities - 0.92%		1,444,958
Net Assets - 100.00%		$157,542,717

CAD	Canadian dollar

MXN	Mexican peso

1	Principal Amount is shown in US dollars unless otherwise noted.

2	Bonos are fixed rate, local currency-denominated coupon bonds issued by the Mexican government.

*	Cost for Federal income tax purposes is $150,125,118 and net unrealized appreciation on a tax basis consists of:

Gross Unrealized Appreciation	$6,127,496
Gross Unrealized Depreciation	(154,855)
Net Unrealized Appreciation	$5,972,641

See Notes to Financial Statements.

27

ISI Strategy Fund

Schedule of Investments	October 31, 2010

Security	Shares	Market Value
COMMON STOCKS - 80.74%
Consumer Discretionary - 10.48%
Auto Components - 0.16%
Cooper Tire & Rubber Co.	5,113	$100,266

Automobiles - 0.10%
Ford Motor Co.*	4,400	62,172

Hotels, Restaurants & Leisure - 2.98%
International Game Technology	16,550	258,014
Las Vegas Sands Corp.*	10,200	467,976
Marriott International, Inc. - Class A	4,806	178,062
McDonald's Corp.	10,376	806,942
Wendy's/Arby's Group, Inc. - Class A	19,150	88,090
		1,799,084
Household Durables - 0.84%
Fortune Brands, Inc.	5,113	276,358
Leggett & Platt, Inc.	11,250	229,275
		505,633
Internet & Catalog Retail - 0.12%
Expedia, Inc.	2,600	75,270

Media - 3.64%
Cablevision Systems Corp. - New York Group - Class A	20,200	540,148
CBS Corp. - Class B - Non-Voting Shares	5,413	91,642
Comcast Corp. - Class A	11,050	227,409
DIRECTV - Class A*	11,760	511,090
Gannett Co., Inc.	13,532	160,354
Liberty Global, Inc. - Class A*	6,666	251,908
Liberty Media Corp. - Starz - Series A*	751	49,206
Mediacom Communications Corp. - Class A*	1,729	11,930
News Corp. - Class A	605	8,748
Sirius XM Radio, Inc.*	41,300	61,743
Time Warner Cable, Inc.	788	45,602
Virgin Media, Inc.	2,155	54,802
Walt Disney Co. (The)	5,113	184,630
		2,199,212

Security	Shares	Market Value
Multi-Line Retail - 0.11%
Target Corp.	1,251	$64,977

Specialty Retail - 2.53%
Aaron's, Inc.	6,115	115,329
American Eagle Outfitters, Inc.	6,867	109,941
AnnTaylor Stores Corp.*	7,669	178,688
Cato Corp. (The) - Class A	5,614	148,490
Foot Locker, Inc.	13,132	209,193
Gap, Inc. (The)	7,669	145,788
Home Depot, Inc. (The)	5,113	157,889
Lowe's Cos., Inc.	4,110	87,666
Systemax, Inc.	4,050	52,447
Williams-Sonoma, Inc.	10,000	323,700
		1,529,131
Consumer Staples - 8.27%
Beverages - 0.08%
PepsiCo, Inc.	733	47,865

Food & Staples Retailing - 1.03%
BJ's Wholesale Club, Inc.*	1,650	68,855
Wal-Mart Stores, Inc.	10,226	553,942
		622,797
Food Products - 1.53%
General Mills, Inc.	10,526	395,146
Hershey Co. (The)	5,113	253,042
Hormel Foods Corp.	5,113	234,789
McCormick & Co., Inc. - Non-Voting Shares	1,003	44,353
		927,330
Household Products - 1.16%
Procter & Gamble Co. (The)	11,021	700,605

Personal Products - 1.39%
Avon Products, Inc.	5,100	155,295
Herbalife Ltd.	10,676	681,769
		837,064
Tobacco - 3.08%
Altria Group, Inc.	12,452	316,530
Philip Morris International, Inc.	20,689	1,210,306
Reynolds American, Inc.	5,163	335,079
		1,861,915

See Notes to Financial Statements.

28

ISI Strategy Fund

Schedule of Investments (continued)	October 31, 2010

Security	Shares		Market Value
COMMON STOCKS - 80.74% (continued)
Energy - 8.56%
Energy Equipment & Services - 1.36%
Cal Dive International, Inc.*	12,500		$63,250
Patterson-UTI Energy, Inc.	25,250		490,103
RPC, Inc.	10,700		235,507
Vantage Drilling Co.*	20,000		34,400
			823,260
Oil, Gas & Consumable Fuels - 7.20%
Chevron Corp.	9,702		801,482
ConocoPhillips	8,950		531,630
Continental Resources, Inc.*	4,110		195,348
Exxon Mobil Corp.	27,341		1,817,356
General Maritime Corp.	9,100		34,944
Kinder Morgan Management LLC*	0	1	4
Marathon Oil Corp.	9,223		328,062
Quicksilver Resources, Inc.*	10,000		149,700
Ship Finance International Ltd.	5,112		102,802
Teekay Corp.	7,650		243,270
USEC, Inc.*	6,315		33,912
W&T Offshore, Inc.	10,100		109,888
			4,348,398
Financials - 13.64%
Capital Markets - 2.27%
BlackRock, Inc. - Class A	2,346		401,143
Charles Schwab Corp. (The)	14,435		222,299
Invesco Ltd.	4,511		103,753
Morgan Stanley	4,612		114,700
SEI Investments Co.	6,566		145,437
TD AMERITRADE Holding Corp.*	22,400		382,816
			1,370,148
Commercial Banks - 1.54%
Cullen/Frost Bankers, Inc.	5,263		275,991
F.N.B. Corp.	5,212		44,302
FirstMerit Corp.	10,000		171,800
Susquehanna Bancshares, Inc.	5,112		40,385
Wells Fargo & Co.	15,363		400,667
			933,145
Diversified Financial Services - 2.60%
Bank of America Corp.	35,721		408,648
Citigroup, Inc.*	14,702		61,307

Security	Shares	Market Value
Diversified Financial Services - 2.60% (continued)
CME Group, Inc.	852	$246,782
JPMorgan Chase & Co.	22,781	857,249
		1,573,986
Insurance - 4.04%
American Equity Investment Life Holding Co.	10,400	112,840
Arthur J. Gallagher & Co.	13,500	380,160
Brown & Brown, Inc.	14,000	312,060
Cincinnati Financial Corp.	4,712	138,721
CNA Financial Corp.*	12,400	343,728
Loews Corp.	7,920	312,682
MetLife, Inc.	10,275	414,391
Prudential Financial, Inc.	5,163	271,471
StanCorp Financial Group, Inc.	101	4,333
Unitrin, Inc.	6,165	149,809
		2,440,195
Real Estate Investment Trusts - 2.10%
American Capital Agency Corp.	11,750	337,460
Chimera Investment Corp.	34,400	141,040
Franklin Street Properties Corp.	8,721	116,426
Hatteras Financial Corp.	23,008	673,674
		1,268,600
Thrifts & Mortgage Finance - 1.09%
First Niagara Financial Group, Inc.	5,113	60,589
New York Community Bancorp, Inc.	30,200	511,286
TFS Financial Corp.	10,000	87,500
		659,375
Health Care - 6.57%
Biotechnology - 0.85%
Amylin Pharmaceuticals, Inc.*	10,000	130,300
Vertex Pharmaceuticals, Inc.*	10,000	383,300
		513,600
Health Care Equipment & Supplies - 0.63%
Baxter International, Inc.	502	25,552
IDEXX Laboratories, Inc.*	5,163	309,574
Meridian Bioscience, Inc.	2,005	45,894
		381,020

See Notes to Financial Statements.

29

ISI Strategy Fund

Schedule of Investments (continued)	October 31, 2010

Security	Shares	Market Value
COMMON STOCKS - 80.74% (continued)
Health Care - 6.57% (continued)
Health Care Providers & Services - 1.29%
AmerisourceBergen Corp.	10,700	$351,174
Brookdale Senior Living, Inc.*	10,000	187,800
Omnicare, Inc.	10,000	241,200
		780,174
Health Care Technology - 0.39%
Allscripts Healthcare Solutions, Inc.*	12,450	237,670

Life Sciences Tools & Services - 0.25%
Bruker Corp.*	10,000	149,900

Pharmaceuticals - 3.16%
Abbott Laboratories	4,546	233,301
Allergan, Inc.	421	30,485
Bristol-Myers Squibb Co.	2,303	61,951
Johnson & Johnson	13,038	830,129
Merck & Co., Inc.	3,302	119,796
Pfizer, Inc.	36,340	632,316
		1,907,978
Industrials - 7.39%
Aerospace & Defense - 1.27%
Goodrich Corp.	1,153	94,627
Honeywell International, Inc.	3,609	170,020
Northrop Grumman Corp.	4,311	272,498
United Technologies Corp.	3,108	232,385
		769,530
Air Freight & Logistics - 0.12%
FedEx Corp.	856	75,088

Airlines - 0.54%
United Continental Holdings, Inc.*	11,202	325,306

Industrial Conglomerates - 2.50%
3M Co.	2,456	206,844
General Electric Co.	81,420	1,304,349
		1,511,193
Machinery - 1.98%
Caterpillar, Inc.	3,567	280,366
Illinois Tool Works, Inc.	1,191	54,429
Joy Global, Inc.	5,163	366,315

Security	Shares	Market Value
Machinery - 1.98% (continued)
Navistar International Corp.*	10,250	$493,845
		1,194,955
Marine - 0.37%
Excel Maritime Carriers Ltd.*	10,000	58,200
Genco Shipping & Trading Ltd.*	10,000	165,500
		223,700
Trading Companies & Distributors - 0.61%
Aircastle Ltd.	10,000	92,100
Fastenal Co.	5,363	276,087
		368,187
Information Technology - 15.30%
Communications Equipment - 0.92%
Brocade Communications Systems, Inc.*	10,000	63,200
Cisco Systems, Inc.*	21,560	492,215
		555,415
Computers & Peripherals - 3.04%
Apple, Inc.*	6,113	1,839,218

Electronic Equipment, Instruments & Components - 0.71%
Agilent Technologies, Inc.*	5,218	181,586
Brightpoint, Inc.*	7,250	54,303
L-1 Identity Solutions, Inc.*	5,112	60,270
Vishay Intertechnology, Inc.*	10,400	117,520
Vishay Precision Group, Inc.*	742	12,614
		426,293
Internet Software & Services - 3.36%
Earthlink, Inc.	13,300	119,567
Google, Inc. - Class A*	2,406	1,474,854
Yahoo!, Inc.*	26,400	435,864
		2,030,285
IT Services - 2.94%
Convergys Corp.*	10,200	115,464
Fidelity National Information Services, Inc.	280	7,588
Heartland Payment Systems, Inc.	6,122	87,422
International Business Machines Corp.	8,744	1,255,638
Lender Processing Services, Inc.	140	4,038
Teradata Corp.*	5,113	201,248
Unisys Corp.*	4,540	104,647
		1,776,045

See Notes to Financial Statements.

30

ISI Strategy Fund

Schedule of Investments (continued)	October 31, 2010

Security	Shares	Market Value
COMMON STOCKS - 80.74% (continued)
Information Technology - 15.30% (continued)
Semiconductors & Semiconductor Equipment - 1.97%
Amkor Technology, Inc.*	10,000	$72,100
Integrated Device Technology, Inc.*	28,653	168,766
Intel Corp.	10,099	202,687
Intersil Corp. - Class A	15,650	204,859
Linear Technology Corp.	5,714	184,162
Teradyne, Inc.*	5,112	57,459
Texas Instruments, Inc.	10,275	303,832
		1,193,865
Software - 2.36%
ANSYS, Inc.*	5,113	231,363
Cadence Design Systems, Inc.*	16,250	137,637
Electronic Arts, Inc.*	25	396
Microsoft Corp.	31,122	829,090
Oracle Corp.	7,169	210,769
Synopsys, Inc.*	632	16,167
		1,425,422
Materials - 3.77%
Chemicals - 2.66%
A. Schulman, Inc.	3,058	66,359
Cytec Industries, Inc.	5,113	253,196
Dow Chemical Co. (The)	7,769	239,518
Olin Corp.	15,150	302,848
PolyOne Corp.*	3,877	50,091
Rockwood Holdings, Inc.*	3,058	103,727
RPM International, Inc.	13,308	275,609
W.R. Grace & Co.*	9,851	315,823
		1,607,171
Containers & Packaging – 0.00%
Graphic Packaging Holding Co.*	335	1,226

Metals & Mining - 1.11%
Southern Copper Corp.	12,385	530,078
Titanium Metals Corp.*	4,512	88,706
Worthington Industries, Inc.	3,559	54,809
		673,593

Security	Shares	Market Value
Telecommunication Services - 3.64%
Diversified Telecommunication Services - 2.42%
CenturyLink, Inc.	5,113	$211,576
Cincinnati Bell, Inc.*	13,500	33,075
Frontier Communications Corp.	33,068	290,337
PAETEC Holding Corp.*	902	3,807
Qwest Communications International, Inc.	83,150	548,790
Windstream Corp.	29,400	372,204
		1,459,789
Wireless Telecommunication Services - 1.22%
American Tower Corp. - Class A*	12,300	634,803
MetroPCS Communications, Inc.*	10,000	104,100
		738,903
Utilities - 3.12%
Electric Utilities - 1.08%
Exelon Corp.	7,819	319,171
NV Energy, Inc.	14,400	196,704
PPL Corp.	5,113	137,540
		653,415
Independent Power Producers & Energy Traders - 0.09%
Mirant Corp.*	5,013	53,188

Multi-Utilities - 1.54%
Alliant Energy Corp.	10,000	365,300
Ameren Corp.	10,200	295,596
CMS Energy Corp.	5,614	103,185
NiSource, Inc.	9,724	168,323
		932,404
Water Utilities - 0.41%
American Water Works Co., Inc.	10,400	248,352

Total Common Stocks (Cost $39,725,430)		$48,803,313

See Notes to Financial Statements.

31

ISI Strategy Fund

Schedule of Investments (continued)	October 31, 2010

Security	Interest Rate	Maturity Date	Principal Amount	Market Value
US TREASURY OBLIGATIONS - 11.36%
US Treasury Notes	3.875%	10/31/12	$500,000	$535,664
US Treasury Notes	2.625%	08/15/20	2,000,000	2,002,188
US Treasury Bonds	8.125%	08/15/19	2,550,000	3,715,429
US Treasury Bonds	8.750%	08/15/20	400,000	614,062

Total US Treasury Obligations (Cost $6,587,868)				$6,867,343

Security	Principal Amount	Market Value
REPURCHASE AGREEMENTS - 7.56%
JPMorgan Chase, N.A.
Dated 10/29/10, 0.12%, principal and interest in the amount of $4,569,046 to be repurchased 11/01/10, collateralized by US Treasury Inflation-Protected Notes, par value of $3,756,100 due 01/15/15 and 07/15/18 with a value of $4,662,206 (Cost $4,569,000)	$4,569,000	$4,569,000

Total Investments - 99.66% (Cost $50,882,298)**		$60,239,656
Other Assets in Excess of Liabilities - 0.34%		205,069
Net Assets - 100.00%		$60,444,725

1	Represents less than 1 share outstanding.

*	Non-income producing security.

**	Cost for Federal income tax purposes is $50,958,619 and net unrealized appreciation on a tax basis consists of:

Gross Unrealized Appreciation	$11,671,111
Gross Unrealized Depreciation	(2,390,074)
Net Unrealized Appreciation	$9,281,037

The difference between the federal income tax cost of portfolio investments and the Schedule of Investments cost is due to certain timing differences in the recognition of capital gains and losses under income tax regulations and accounting principles generally accepted in the United States. These timing differences are temporary in nature and are due to the tax deferral of losses on wash sales.

See Notes to Financial Statements.

32

ISI FUNDS

Statements of Assets and Liabilities	October 31, 2010

	Total Return US Treasury Fund	Managed Municipal Fund
ASSETS
Investments in securities:
At cost	$92,589,928	$94,424,233
At value (Note 1)	$97,006,722	$98,881,333
Investments in Repurchase Agreements:
At cost	$264,000	$14,519,000
At value	$264,000	$14,519,000
Total investments in securities:
At cost	$92,853,928	$108,943,233
At value	$97,270,722	$113,400,333
Cash	708	689
Interest receivable	899,009	986,977
Receivable for capital shares sold	2,576	605,475
Other assets	17,632	38,829
TOTAL ASSETS	98,190,647	115,032,303

LIABILITIES
Distributions payable	64,506	102,891
Payable for capital shares redeemed	243,632	500,518
Payable for investments purchased	—	2,053,251
Accrued investment advisory fees (Note 2)	26,134	38,356
Accrued distribution fees (Note 2)	20,952	23,961
Accrued administration fees (Note 2)	13,793	17,518
Accrued transfer agent fees (Note 2)	13,338	7,206
Other accrued expenses and liabilities	15,539	10,127
TOTAL LIABILITIES	397,894	2,753,828

NET ASSETS	$97,792,753	$112,278,475

NET ASSETS CONSIST OF:
Paid-in capital	$93,361,970	$107,101,109
Undistributed net investment income	—	282
Accumulated net realized gains from security transactions	13,989	719,984
Net unrealized appreciation on investments	4,416,794	4,457,100
Net assets	$97,792,753	$112,278,475

See Notes to Financial Statements.

33

ISI FUNDS

Statements of Assets and Liabilities (continued)	October 31, 2010

	Total Return US Treasury Fund	Managed Municipal Fund
SHARES OF CAPITAL STOCK OUTSTANDING OF $0.001 PAR VALUE
ISI Class A Shares (50,000,000 shares authorized)	—	10,368,126
ISI Class I Shares (5,000,000 shares authorized)	—	7,017
ISI Shares (115,000,000 shares authorized)	9,690,372	—

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
ISI Class A Shares (based on net assets of $112,202,520)	$—	$10.82
ISI Class I Shares (based on net assets of $75,955)	$—	$10.82
ISI Shares (based on net assets of $97,792,753)	$10.09	$—

MAXIMUM OFFERING PRICE VALUE PER SHARE (100/97) X NET ASSET VALUE PER SHARE
ISI Class A Shares	$—	$11.15
ISI Shares	$10.40	$—

See Notes to Financial Statements.

34

ISI FUNDS

Statements of Assets and Liabilities	October 31, 2010

	North American Government Bond Fund	ISI Strategy Fund
ASSETS
Investments in securities:
At cost	$150,125,118	$50,882,298
At value (Note 1)	$156,097,759	$60,239,656
Cash	88	714
Dividends and interest receivable, at value	2,205,755	122,004
Receivable for investment securities sold	—	183
Receivable for capital shares sold	189,559	144,461
Other assets	38,693	18,323
TOTAL ASSETS	158,531,854	60,525,341

LIABILITIES
Distributions payable	169,367	—
Payable for capital shares redeemed	634,921	3,097
Accrued investment advisory fees (Note 2)	53,829	20,310
Accrued distribution fees (Note 2)	60,619	12,694
Accrued shareholder servicing fees (Note 2)	4,898	—
Accrued administration fees (Note 2)	24,891	6,126
Accrued transfer agent fees (Note 2)	19,985	6,588
Other accrued expenses and liabilities	20,627	31,801
TOTAL LIABILITIES	989,137	80,616

NET ASSETS	$157,542,717	$60,444,725

NET ASSETS CONSIST OF:
Paid-in capital	$151,405,585	$56,745,992
Undistributed net investment income	—	9,755
Accumulated net realized gains (losses) from security and foreign currency transactions	151,037	(5,668,380)
Net unrealized appreciation on investments and foreign currencies	5,986,095	9,357,358
Net assets	$157,542,717	$60,444,725

See Notes to Financial Statements.

35

ISI FUNDS

Statements of Assets and Liabilities (continued)	October 31, 2010

	North American Government Bond Fund	ISI Strategy Fund
SHARES OF CAPITAL STOCK OUTSTANDING OF $0.001 PAR VALUE
ISI Class A Shares (50,000,000 shares authorized)	17,039,844	—
ISI Class C Shares (5,000,000 shares authorized)	2,923,400	—
ISI Class I Shares (5,000,000 shares authorized)	24,924	—
ISI Shares (25,000,000 shares authorized)	—	4,923,938

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
ISI Class A Shares (based on net assets of $134,383,412)	$7.89	$—
ISI Class C Shares (based on net assets of $22,962,566)*	$7.85	$—
ISI Class I Shares (based on net assets of $196,739)	$7.89	$—
ISI Shares (based on net assets of $60,444,725)	$—	$12.28

MAXIMUM OFFERING PRICE VALUE PER SHARE (100/97) X NET ASSET VALUE PER SHARE
ISI Class A Shares	$8.13	$—
ISI Shares	$—	$12.66

*	Contingent deferred sales charge of 1.00% is imposed on the sale of shares if redeemed within the first year of purchase.

See Notes to Financial Statements.

36

ISI FUNDS

Statements of Operations	Year Ended October 31, 2010

	Total Return US Treasury Fund	Managed Municipal Fund
INVESTMENT INCOME
Interest	$2,374,450	$4,113,609

EXPENSES
Investment advisory fees (Note 2)	245,492	426,580
Distribution fees (Note 2):
ISI Class A Shares	—	266,601
ISI Shares	257,505	—
Administration fees (Note 2)	120,324	119,611
Professional fees	83,898	84,472
Transfer agent fees (Note 2):
ISI Class A Shares	—	21,158
ISI Class I Shares	—	2
ISI Shares	39,390	—
Registration fees	29,310	47,347
Custody fees	26,518	27,667
Compliance consulting fees (Note 2)	19,655	19,394
Directors' fees and expenses	17,901	17,866
Other expenses	1,514	4,997
TOTAL EXPENSES	841,507	1,035,695

NET INVESTMENT INCOME	1,532,943	3,077,914

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from security transactions	994,042	720,306
Net change in unrealized appreciation/ depreciation on investments	4,202,408	985,144

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	5,196,450	1,705,450

NET INCREASE IN NET ASSETS FROM OPERATIONS	$6,729,393	$4,783,364

See Notes to Financial Statements.

37

ISI FUNDS

Statements of Operations	Year Ended October 31, 2010

	North American Government Bond Fund	ISI Strategy Fund
INVESTMENT INCOME
Dividends	$—	$1,247,409
Interest	4,579,019	177,406
TOTAL INVESTMENT INCOME	4,579,019	1,424,815

EXPENSES
Investment advisory fees (Note 2)	610,620	231,426
Distribution fees (Note 2):
ISI Class A Shares	518,813	—
ISI Class C Shares	171,967	—
ISI Shares	—	144,641
Administration fees (Note 2)	175,951	66,676
Professional fees	112,890	57,081
Transfer agent fees (Note 2):
ISI Class A Shares	65,615	—
ISI Class C Shares	13,179	—
ISI Class I Shares	8	—
ISI Shares	—	25,283
Shareholder servicing fees (Note 2):
ISI Class C Shares	57,322	—
Custody fees	49,662	17,608
Registration fees	45,738	29,091
Compliance consulting fees (Note 2)	29,058	10,752
Directors' fees and expenses	25,277	10,629
Other expenses	23,915	21,852
TOTAL EXPENSES	1,900,015	615,039

NET INVESTMENT INCOME	2,679,004	809,776

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND FOREIGN CURRENCIES (Note 1)
Net realized gains (losses) from:
Security transactions	2,991,836	(488,595)
Foreign currency transactions	(99,493)	—
Net change in unrealized appreciation/depreciation on:
Investments	8,155,092	8,625,267
Foreign currency translation	5,841	—

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS AND FOREIGN CURRENCIES	11,053,276	8,136,672

NET INCREASE IN NET ASSETS FROM OPERATIONS	$13,732,280	$8,946,448

See Notes to Financial Statements.

38

Total Return US Treasury Fund

Statements of Changes in Net Assets

	Year Ended October 31, 2010	Year Ended October 31, 2009
FROM OPERATIONS
Net investment income	$1,532,943	$2,046,878
Net realized gains from security transactions	994,042	6,818,548
Net change in net unrealized appreciation/ depreciation on investments	4,202,408	2,085,460
Net increase in net assets from operations	6,729,393	10,950,886

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1,532,943)	(1,951,726)
From net realized gains from security transactions	(5,616,815)	(2,181,786)
Decrease in net assets from distributions to shareholders	(7,149,758)	(4,133,512)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	5,698,834	7,367,906
Net asset value of shares issued in reinvestment of distributions to shareholders	5,284,575	2,838,482
Payments for shares redeemed	(25,065,786)	(24,700,965)
Net decrease in net assets from capital share transactions	(14,082,377)	(14,494,577)

TOTAL DECREASE IN NET ASSETS	(14,502,742)	(7,677,203)

NET ASSETS
Beginning of year	112,295,495	119,972,698
End of year	$97,792,753	$112,295,495

END OF YEAR UNDISTRIBUTED NET INVESTMENT INCOME	$—	$—

CAPITAL SHARE ACTIVITY
Shares sold	577,733	721,397
Shares reinvested	550,435	276,336
Shares redeemed	(2,546,872)	(2,399,296)
Net decrease in shares outstanding	(1,418,704)	(1,401,563)
Shares outstanding, beginning of year	11,109,076	12,510,639
Shares outstanding, end of year	9,690,372	11,109,076

See Notes to Financial Statements.

39

Managed Municipal Fund

Statements of Changes in Net Assets

	Year Ended October 31, 2010	Year Ended October 31, 2009
FROM OPERATIONS
Net investment income	$3,077,914	$2,679,628
Net realized gains from security transactions	720,306	344,913
Net change in net unrealized appreciation/ depreciation on investments	985,144	5,313,236
Net increase in net assets from operations	4,783,364	8,337,777

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
ISI Class A Shares	(3,078,368)	(2,678,741)
ISI Class I Shares	(182)	—
From net realized gains from security transactions
ISI Class A Shares	(345,235)	(124,276)
Decrease in net assets from distributions to shareholders	(3,423,785)	(2,803,017)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
ISI Class A Shares	22,551,334	30,987,833
ISI Class I Shares	76,591	—
Net asset value of shares issued in reinvestment of distributions to shareholders
ISI Class A Shares	2,006,694	1,488,003
ISI Class I Shares	182	—
Payments for shares redeemed
ISI Class A Shares	(14,638,906)	(12,159,543)
ISI Class I Shares	(11)	—
Net increase in net assets from capital share transactions	9,995,884	20,316,293

TOTAL INCREASE IN NET ASSETS	11,355,463	25,851,053

NET ASSETS
Beginning of year	100,923,012	75,071,959
End of year	$112,278,475	$100,923,012

END OF YEAR UNDISTRIBUTED NET INVESTMENT INCOME	$282	$887

See Notes to Financial Statements.

40

Managed Municipal Fund

Statements of Changes in Net Assets (continued)

	Year Ended October 31, 2010	Year Ended October 31, 2009
CAPITAL SHARE ACTIVITY
Shares sold
ISI Class A Shares	2,089,357	2,923,152
ISI Class I Shares	7,001	—
Shares reinvested
ISI Class A Shares	186,500	140,914
ISI Class I Shares	17	—
Shares redeemed
ISI Class A Shares	(1,357,843)	(1,147,728)
ISI Class I Shares	(1)	—

Net increase in shares outstanding
ISI Class A Shares	918,014	1,916,338
ISI Class I Shares	7,017	—

Shares outstanding, beginning of year
ISI Class A Shares	9,450,112	7,533,774
Shares outstanding, end of year
ISI Class A Shares	10,368,126	9,450,112
ISI Class I Shares	7,017	—

See Notes to Financial Statements.

41

North American Government Bond Fund

Statements of Changes in Net Assets

	Year Ended October 31, 2010	Year Ended October 31, 2009
FROM OPERATIONS
Net investment income	$2,679,004	$2,928,411
Net realized gains from security and foreign currency transactions	2,892,343	6,854,112
Net change in net unrealized appreciation/depreciation on investments and foreign currency translation	8,160,933	5,321,786
Net increase in net assets from operations	13,732,280	15,104,309

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
ISI Class A Shares	(2,397,132)	(1,471,302)
ISI Class C Shares	(281,317)	(71,732)
ISI Class I Shares	(555)	—
From net realized gains from security transactions
ISI Class A Shares	(3,838,365)	(5,181,835)
ISI Class C Shares	(740,785)	(926,946)
ISI Class I Shares	(586)	—
Decrease in net assets from distributions to shareholders	(7,258,740)	(7,651,815)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold
ISI Class A Shares	31,062,656	31,569,732
ISI Class C Shares	3,451,857	8,405,659
ISI Class I Shares	193,289	—
Net asset value of shares issued in reinvestment of distributions to shareholders
ISI Class A Shares	4,030,261	3,936,266
ISI Class C Shares	664,834	657,990
ISI Class I Shares	1,141	—
Payments for shares redeemed
ISI Class A Shares	(39,092,239)	(49,531,989)
ISI Class C Shares	(6,715,972)	(5,979,135)
ISI Class I Shares	(8)	—
Net decrease in net assets from capital share transactions	(6,404,181)	(10,941,477)

TOTAL INCREASE (DECREASE) IN NET ASSETS	69,359	(3,488,983)

See Notes to Financial Statements.

42

North American Government Bond Fund

Statements of Changes in Net Assets (continued)

	Year Ended October 31, 2010	Year Ended October 31, 2009
NET ASSETS
Beginning of year	157,473,358	160,962,341
End of year	$157,542,717	$157,473,358

END OF YEAR UNDISTRIBUTED NET INVESTMENT INCOME	$—	$—

CAPITAL SHARE ACTIVITY
Shares sold
ISI Class A Shares	4,064,217	4,150,857
ISI Class C Shares	452,123	1,106,156
ISI Class I Shares	24,780	—
Shares reinvested
ISI Class A Shares	532,705	519,788
ISI Class C Shares	88,248	87,038
ISI Class I Shares	145	—
Shares redeemed
ISI Class A Shares	(5,136,420)	(6,529,777)
ISI Class C Shares	(885,939)	(786,953)
ISI Class I Shares	(1)	—

Net increase (decrease) in shares outstanding
ISI Class A Shares	(539,498)	(1,859,132)
ISI Class C Shares	(345,568)	406,241
ISI Class I Shares	24,924	—

Shares outstanding, beginning of year
ISI Class A Shares	17,579,342	19,438,474
ISI Class C Shares	3,268,968	2,862,727
Shares outstanding, end of year
ISI Class A Shares	17,039,844	17,579,342
ISI Class C Shares	2,923,400	3,268,968
ISI Class I Shares	24,924	—

See Notes to Financial Statements.

43

ISI Strategy Fund

Statements of Changes in Net Assets

	Year Ended October 31, 2010	Year Ended October 31, 2009
FROM OPERATIONS
Net investment income	$809,776	$590,604
Net realized losses from security transactions	(488,595)	(4,102,643)
Net change in net unrealized appreciation/ depreciation on investments	8,625,267	8,739,425
Net increase in net assets from operations	8,946,448	5,227,386

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(809,407)	(604,469)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	5,666,622	3,988,025
Net asset value of shares issued in reinvestment of distributions to shareholders	705,681	539,019
Payments for shares redeemed	(7,795,400)	(8,663,997)
Net decrease in net assets from capital share transactions	(1,423,097)	(4,136,953)

TOTAL INCREASE IN NET ASSETS	6,713,944	485,964

NET ASSETS
Beginning of year	53,730,781	53,244,817
End of year	$60,444,725	$53,730,781

END OF YEAR UNDISTRIBUTED NET INVESTMENT INCOME	$9,755	$10,950

CAPITAL SHARE ACTIVITY
Shares sold	486,397	423,996
Shares reinvested	61,148	56,560
Shares redeemed	(674,109)	(957,762)
Net decrease in shares outstanding	(126,564)	(477,206)
Shares outstanding, beginning of year	5,050,502	5,527,708
Shares outstanding, end of year	4,923,938	5,050,502

See Notes to Financial Statements.

44

Total Return US Treasury Fund

Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Years Ended October 31,
	2010	2009	2008	2007	2006
Net asset value at beginning of year	$10.11	$9.59	$9.50	$9.42	$9.33

Income from investment operations:
Net investment income(a)	0.15	0.17	0.28	0.35	0.32
Net realized and unrealized gains on investments	0.50	0.70	0.16	0.08	0.12
Total from investment operations	0.65	0.87	0.44	0.43	0.44

Less distributions:
Dividends from net investment income	(0.15)	(0.17)	(0.28)	(0.34)	(0.35)
Distributions from net realized gains	(0.52)	(0.18)	(0.07)	(0.00)*	—
Return of capital	—	—	—	(0.01)	—
Total distributions	(0.67)	(0.35)	(0.35)	(0.35)	(0.35)

Net asset value at end of year	$10.09	$10.11	$9.59	$9.50	$9.42

TOTAL RETURN(b)	6.85%	9.05%	4.61%	4.66%	4.83%

Net assets at end of year (000's)	$97,793	$112,295	$119,973	$124,768	$153,784

Ratio of expenses to average net assets	0.82%	0.80%	0.79%	0.79%	0.76	%(c)

Ratio of net investment income to average net assets	1.49%	1.68%	2.86%	3.68%	3.44	%(c)

Portfolio turnover rate	44%	109%	70%	29%	51%

(a)	Calculated using the average shares outstanding for the period.

(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The October 31, 2006 ratios of expenses and net investment income to average net assets were unaffected by the waiver of distribution fees during the year.

*	Amount less than $0.005 per share.

See Notes to Financial Statements.

45

Managed Municipal Fund - Class A

Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Years Ended October 31,
	2010	2009	2008	2007	2006
Net asset value at beginning of year	$10.68	$9.96	$10.61	$10.80	$10.68

Income (loss) from investment operations:
Net investment income(a)	0.31	0.32	0.36	0.38	0.39
Net realized and unrealized gains (losses) on investments	0.18	0.74	(0.50)	(0.14)	0.10
Total from investment operations	0.49	1.06	(0.14)	0.24	0.49

Less distributions:
Dividends from net investment income	(0.31)	(0.32)	(0.47)	(0.34)	(0.34)
Distributions from net realized gains	(0.04)	(0.02)	(0.04)	(0.09)	(0.03)
Total distributions	(0.35)	(0.34)	(0.51)	(0.43)	(0.37)

Net asset value at end of year	$10.82	$10.68	$9.96	$10.61	$10.80

TOTAL RETURN(b)	4.62%	10.68%	(1.44)%	2.29%	4.68%

Net assets at end of year (000's)	$112,203	$100,923	$75,072	$73,038	$82,880

Ratio of expenses to average net assets	0.97%	0.97%	0.96%	0.94%	0.91%

Ratio of net investment income to average net assets	2.89%	3.02%	3.48%	3.57%	3.63%

Portfolio turnover rate	22%	10%	7%	5%	7%

(a)	Calculated using the average shares outstanding for the period.

(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements.

46

Managed Municipal Fund - Class I

Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout The Period

	Period Ended October 31, 2010(a)
Net asset value at beginning of period	$10.94

Income (loss) from investment operations:
Net investment income(b)	0.02
Net realized and unrealized losses on investments	(0.11)
Total from investment operations	(0.09)

Less distributions:
Dividends from net investment income	(0.03)

Net asset value at end of period	$10.82

TOTAL RETURN(c)	(0.86	)%(d)

Net assets at end of period (000's)	$76

Ratio of expenses to average net assets	0.70	%(e)

Ratio of net investment income to average net assets	2.83	%(e)

Portfolio turnover rate	22	%(d)

(a)	Class I commenced operations on October 7, 2010.

(b)	Calculated using the average shares outstanding for the period.

(c)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Not annualized.

(e)	Annualized.

See Notes to Financial Statements.

47

North American Government Bond Fund – Class A

Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Years Ended October 31,
	2010	2009	2008	2007	2006
Net asset value at beginning of year	$7.56	$7.22	$7.53	$7.41	$7.34

Income (loss) from investment operations:
Net investment income(a)	0.14	0.14	0.23	0.26	0.25
Net realized and unrealized gains (losses) on investments and foreign currencies	0.56	0.56	(0.18)	0.22	0.18
Total from investment operations	0.70	0.70	0.05	0.48	0.43

Less distributions:
Dividends from net investment income	(0.14)	(0.08)	(0.19)	(0.35)	(0.30)
Distributions from net realized gains	(0.23)	(0.28)	(0.14)	—	(0.01)
Return of capital	—	—	(0.03)	(0.01)	(0.05)
Total distributions	(0.37)	(0.36)	(0.36)	(0.36)	(0.36)

Net asset value at end of year	$7.89	$7.56	$7.22	$7.53	$7.41

TOTAL RETURN(b)	9.53%	9.80%	0.51%	6.71%	6.04%

Net assets at end of year (000's)	$134,383	$132,814	$140,326	$131,748	$146,854

Ratio of expenses to average net assets	1.15%	1.13%	1.11%	1.11%	1.06	%(c)

Ratio of net investment income to average net assets	1.85%	1.87%	2.97%	3.54%	3.47	%(c)

Portfolio turnover rate	48%	131%	108%	49%	53%

(a)	Calculated using the average shares outstanding for the period.

(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The October 31, 2006 ratios of expenses and net investment income to average net assets were unaffected by the waiver of distribution fees during the year.

See Notes to Financial Statements.

48

North American Government Bond Fund – Class C

Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Years Ended October 31,
	2010	2009	2008	2007	2006
Net asset value at beginning of year	$7.54	$7.21	$7.52	$7.40	$7.33

Income (loss) from investment operations:
Net investment income(a)	0.09	0.09	0.18	0.21	0.21
Net realized and unrealized gains (losses) on investments and foreign currencies	0.56	0.55	(0.18)	0.22	0.17
Total from investment operations	0.65	0.64	0.00	0.43	0.38

Less distributions:
Dividends from net investment income	(0.11)	(0.03)	(0.14)	(0.30)	(0.25)
Distributions from net realized gains	(0.23)	(0.28)	(0.14)	—	(0.01)
Return of capital	—	—	(0.03)	(0.01)	(0.05)
Total distributions	(0.34)	(0.31)	(0.31)	(0.31)	(0.31)

Net asset value at end of year	$7.85	$7.54	$7.21	$7.52	$7.40

TOTAL RETURN(b)	8.85%	8.97%	(0.12)%	6.03%	5.35%

Net assets at end of year (000's)	$22,963	$24,659	$20,636	$16,848	$15,579

Ratio of expenses to average net assets	1.78%	1.76%	1.73%	1.74%	1.72%

Ratio of net investment income to average net assets	1.23%	1.22%	2.34%	2.93%	2.81%

Portfolio turnover rate	48%	131%	108%	49%	53%

(a)	Calculated using the average shares outstanding for the period.

(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements.

49

North American Government Bond Fund - Class I

Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout The Period

	Period Ended October 31, 2010(a)
Net asset value at beginning of period	$7.80

Income from investment operations:
Net investment income(b)	0.02
Net realized and unrealized gains on investments on investments and foreign currencies	0.12
Total from investment operations	0.14

Less distributions:
Dividends from net investment income	(0.02)
Distributions from net realized gains	(0.03)
Total distributions	(0.05)

Net asset value at end of period	$7.89

TOTAL RETURN(c)	1.74	%(d)

Net assets at end of period (000's)	$197

Ratio of expenses to average net assets	0.69	%(e)

Ratio of net investment income to average net assets	2.25	%(e)

Portfolio turnover rate	48	%(d)

(a)	Class I commenced operations on September 16, 2010.

(b)	Calculated using the average shares outstanding for the period.

(c)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Not annualized.

(e)	Annualized.

See Notes to Financial Statements.

50

ISI Strategy Fund

Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Years Ended October 31,
	2010	2009	2008	2007	2006
Net asset value at beginning of year	$10.64	$9.63	$14.82	$13.54	$12.12

Income (loss) from investment operations:
Net investment income(a)	0.16	0.11	0.13	0.17	0.15
Net realized and unrealized gains (losses) on investments	1.64	1.02	(4.39)	1.65	1.42
Total from investment operations	1.80	1.13	(4.26)	1.82	1.57

Less distributions:
Dividends from net investment income	(0.16)	(0.12)	(0.13)	(0.17)	(0.15)
Distributions from net realized gains	—	—	(0.80)	(0.37)	—
Total distributions	(0.16)	(0.12)	(0.93)	(0.54)	(0.15)

Net asset value at end of year	$12.28	$10.64	$9.63	$14.82	$13.54

TOTAL RETURN(b)	17.05%	11.84%	(30.49)%	13.79%	13.01%

Net assets at end of year (000's)	$60,445	$53,731	$53,245	$80,535	$69,438

Ratio of expenses to average net assets	1.06%	1.10%	0.99%	0.96%	0.95%

Ratio of net investment income to average net assets	1.40%	1.19%	1.02%	1.21%	1.17%

Portfolio turnover rate	38%	55%	42%	62%	41%

(a)	Calculated using the average shares outstanding for the period.

(b)
Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements.

51

ISI Funds

Notes to Financial Statements
October 31, 2010

Note 1 – Organization and Significant Accounting Policies

A.   Organization

Total Return US Treasury Fund, Inc. (“Total Return”), Managed Municipal Fund, Inc. (“Managed Municipal”), North American Government Bond Fund, Inc. (“North American”) and ISI Strategy Fund, Inc. (“Strategy”) (each a “Fund” and collectively, the “Funds”) are registered under the Investment Company Act of 1940 as open-end management investment companies. The Funds are organized as corporations under the laws of the State of Maryland.

Total Return’s investment objective is to achieve a high level of total return with relative stability of principal and, secondarily, high current income consistent with an investment in securities issued by the United States Treasury. Managed Municipal’s investment objective is to provide a high level of total return with relative stability of principal and, secondarily, high current income exempt from Federal income tax through investment in a portfolio consisting primarily of tax-free municipal obligations. North American’s investment objective is designed to provide a high level of current income, consistent with prudent investment risk. Strategy’s investment objective is to maximize total return through a combination of long-term growth of capital and current income.

Total Return and Strategy each currently offer a single class of shares (ISI Shares) to investors. Managed Municipal offers two classes of shares- ISI Class A Shares and ISI Class I Shares. North American offers three classes of shares – ISI Class A Shares, ISI Class C Shares and ISI Class I Shares. ISI Shares and ISI Class A Shares are subject to a maximum front-end sales charge equal to 3.00%. A contingent deferred sales charge of 1.00% is imposed on the sale of ISI Class C Shares if redeemed within the first year of purchase.

Total Return and Strategy are authorized to issue 115,000,000 and 25,000,000 shares, respectively, of ISI Shares at $0.001 par value. Managed Municipal is authorized to issue 50,000,000 ISI Class A Shares and 5,000,000 ISI Class I Shares at $0.001 par value. North American is authorized to issue 50,000,000 ISI Class A Shares, 5,000,000 ISI Class C Shares and 5,000,000 ISI Class I Shares at $0.001 par value.

B.  Valuation of Securities

Exchange traded securities and over-the-counter securities listed on the NASDAQ National Market System for which market quotations are readily available are valued each Fund business day using the last reported sales price or the NASDAQ Official Closing Price (“NOCP”) provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time). In the absence of a sale price or NOCP, such securities are valued at the mean of the last bid and the last asked prices. Non-exchange traded securities for which quotations are readily available are generally valued at the mean between the last bid and the last asked

52

ISI Funds

Notes to Financial Statements (continued)

prices. Debt securities may be valued at prices supplied by a Fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate, and maturity. Money market instruments that mature in 60 days or less may be valued at amortized cost unless the Fund’s investment advisor believes another valuation is more appropriate.

When valuing securities for which market quotations are not readily available or for which the market quotations that are readily available are considered unreliable, the Funds determine a fair value in good faith under procedures established by and under the general supervision of the Funds’ Boards of Directors (the “Board”). The Funds may use these procedures to establish the fair value of securities when, for example, a significant event occurs between the time the market closes and the calculation of the net asset value per share, and the event is likely to affect the Fund’s net asset value per share. Fair valuation may also be used for securities that are subject to legal or contractual restrictions on resale, securities for which no or limited trading activity has occurred for a period of time, or securities that are otherwise deemed to be illiquid (i.e., securities that cannot be disposed of within seven days at approximately the price at which the security is currently priced by the Funds).

If a fair value is required, the investment advisor, or the sub-advisor in the case of Strategy, determines the value of the security until the Board meets to establish the fair value of the security.

As of October 31, 2010, there were no fair valued securities.

Accounting principles generally accepted in the United States (“GAAP”) establish a single authoritative definition of fair value, set out a frame work for measuring fair value and require additional disclosures about fair value measurements.

Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs
Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

53

ISI Funds

Notes to Financial Statements (continued)

The following is a summary of the inputs used to value each Fund’s investments as of October 31, 2010:

Total Return
	Level 1	Level 2	Level 3	Total
US Treasury Obligations	$—	$97,006,722	$—	$97,006,722
Repurchase Agreements	—	264,000	—	264,000
Total	$—	$97,270,722	$—	$97,270,722

Managed Municipal
	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$98,881,333	$—	$98,881,333
Repurchase Agreements	—	14,519,000	—	14,519,000
Total	$—	$113,400,333	$—	$113,400,333

North American
	Level 1	Level 2	Level 3	Total
Canadian Securities	$—	$34,172,000	$—	$34,172,000
Mexican Securities	—	13,264,914	—	13,264,914
US Treasury Obligations	—	105,311,845	—	105,311,845
Repurchase Agreements	—	3,349,000	—	3,349,000
Total	$—	$156,097,759	$—	$156,097,759

Strategy
	Level 1	Level 2	Level 3	Total
Common Stocks	$48,803,313	$—	$—	$48,803,313
US Treasury Obligations	—	6,867,343	—	6,867,343
Repurchase Agreements	—	4,569,000	—	4,569,000
Total	$48,803,313	$11,436,343	$—	$60,239,656

See Strategy’s Schedule of Investments for a listing of the common stocks valued using Level 1 inputs by industry type.

C.  Securities Transactions and Investment Income

Securities transactions are recorded on trade date. Realized gains and losses are determined by comparing the proceeds of a sale or the cost of a purchase with a specific offsetting transaction. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premiums and accretion of discounts, is accrued daily. Estimated expenses are also accrued daily. With respect to North American and Managed Municipal, income, gains (losses) and common expenses are allocated to each class based on its respective net assets. Class specific expenses are charged directly to each class.

54

ISI Funds

Notes to Financial Statements (continued)

D.  Distributions

Total Return declares distributions daily, and North American declares monthly distributions at fixed rates approved by the Board. These distributions are paid monthly. To the extent that a Fund’s net investment income is less than an approved fixed rate, some of its distributions may be designated as a return of capital. Managed Municipal declares and pays dividends monthly from its net investment income. Strategy declares and pays dividends quarterly from its net investment income. Net realized capital gains, if any, are distributed at least annually. The Funds record dividends and distributions on the ex-dividend date.

E.   Federal Income Taxes

Each Fund has a policy to qualify as a regulated investment company under subchapter M of the Internal Revenue Code. As provided therein in any fiscal year in which a Fund so qualifies and distributes at least 90% of its net taxable income, the Fund (but not its shareholders) will be relieved of Federal income tax on the income distributed. In addition, by distributing in each calendar year substantially all of its net investment income and net realized capital gains, a Fund will not be subject to Federal excise taxes. Accordingly, no Federal income or excise taxes have been accrued.

F.   Foreign Currency Translation

The Funds maintain their accounting records in U.S. dollars. North American determines the U.S. dollar value of foreign currency-denominated assets, liabilities and transactions by using prevailing exchange rates. In valuing security transactions, the receipt of income and the payment of expenses, North American uses the prevailing exchange rate on the transaction date.

Net realized gains and losses on foreign currency transactions shown on North American’s financial statements result from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and from the difference between the amounts of interest recorded on North American’s books and the U.S. dollar equivalent of the amounts actually received or paid. That portion of realized gains (losses) from security transactions that results from fluctuation in foreign currency exchange rates relating to the sale of foreign securities is not separately disclosed but is included in net realized gains (losses) from security transactions. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included in the net change in unrealized appreciation/depreciation on investments.

G.  Forward Foreign Currency Contracts

North American may use forward foreign currency contracts to manage foreign exchange rate risk. The Fund may use these contracts to fix the U.S. dollar value of securities transactions for the period between the date of the transaction and the date the security is received or delivered or to hedge the U.S. dollar value of securities that it already owns. The use of forward foreign currency contracts does not eliminate

55

ISI Funds

Notes to Financial Statements (continued)

fluctuations in the prices of the underlying securities, but does establish a rate of exchange that can be achieved in the future. North American determines the net U.S. dollar value of the forward foreign currency contracts using prevailing exchange rates.

H.  Repurchase Agreements

Each Fund may make short-term investments in repurchase agreements that are fully collateralized by U.S. government securities. Under the terms of a repurchase agreement, a financial institution sells U.S. government securities to a Fund and agrees to buy them back on a specified day in return for the principal amount of the original sale plus accrued interest. The custodial bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, a Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, a Fund’s claim on the collateral may be subject to legal proceedings.

I.    Estimates

In preparing its financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results may be different.

Note 2 – Fees and Transactions with Affiliates

International Strategy & Investment, Inc. (“ISI”) is the Funds’ investment advisor. As compensation for ISI’s advisory services, Total Return pays ISI an annual fee based on the Fund’s average daily net assets, which is calculated daily and paid monthly at the following annual rates: 0.20% of the first $100 million, 0.18% of the next $100 million, 0.16% of the next $100 million, 0.14% of the next $200 million and 0.12% of the amount over $500 million. In addition, Total Return pays ISI 1.50% of the Fund’s gross interest income. As compensation for ISI’s advisory services, Managed Municipal, North American and Strategy each pay ISI a fee, which is calculated daily and paid monthly, at the annual rate of 0.40% of such Fund’s average daily net assets.

ISI has contractually agreed to reimburse expenses with respect to Class C Shares of North American through February 29, 2012 to the extent necessary to limit the annual ordinary operating expenses of ISI Class C Shares to 1.85% of the average daily net assets attributable to such shares. During the year ended October 31, 2010, ISI was not required to waive any advisory fees.

Los Angeles Capital Management and Equity Research, Inc. is Strategy’s Sub-Advisor and is responsible for managing the common stocks in Strategy’s portfolio. The Sub-Advisor is paid by ISI, not Strategy.

56

ISI Funds

Notes to Financial Statements (continued)

International Strategy & Investment Group, Inc. (“ISI Group”), an affiliate of ISI, is the distributor for the Funds. Total Return, Managed Municipal (ISI Class A Shares, only) and Strategy each pay ISI Group a distribution/shareholder service fee, pursuant to Rule 12b-1, that is calculated daily and paid monthly at the annual rate of 0.25% of average daily net assets. North American’s ISI Class A Shares and ISI Class C Shares pay ISI Group a distribution/shareholder service fee, pursuant to Rule 12b-1, that is calculated daily and paid monthly at the annual rates of 0.40% and 1.00% (which may include up to 0.25% for shareholder servicing fees for each class) of their average daily net assets, respectively.

During the year ended October 31, 2010, ISI Group earned commissions on sales of ISI Shares of Total Return, Managed Municipal and Strategy of $6,711, $16,871 and $6,015, respectively, and earned commissions of $7,087 on sales of ISI Class A Shares of North American. ISI Group retained $5,869 of contingent deferred sales charges on redemptions of ISI Class C Shares of North American during the year ended October 31, 2010.

Ultimus Fund Solutions, LLC (“Ultimus”) was the administrator and fund accountant for the Funds pursuant to the terms of a Mutual Fund Services Agreement. Ultimus supplied internal regulatory compliance services and executive and administrative services. Ultimus supervised the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission (the “SEC”) and state securities commissions, and materials for meetings of the Board. Ultimus also calculated the net asset value per share of each Fund and provided information necessary to prepare the Funds’ financial statements and tax returns. For the performance of these services, the Funds paid Ultimus a fee at the annual rate of 0.10% of the combined average value of their daily net assets up to $500 million, 0.075% of such assets from $500 million to $1 billion, and 0.06% of such assets in excess of $1 billion, subject to an annual minimum fee of $500,000. This fee was allocated among the Funds based on the relative net assets of each Fund.

Ultimus also maintained the records of each shareholder’s account, answered shareholders’ inquiries concerning their accounts, processed purchases and redemptions of each Fund’s shares, acted as dividend and distribution disbursing agent and performed other shareholder service functions. For these services, Ultimus received a monthly fee from each Fund at an annual rate of $20 for each direct account and $15 for certain accounts established through financial intermediaries; provided, however, that the minimum monthly fee is $1,000 with respect to each Fund. In addition, the Funds reimbursed Ultimus for its out-of-pocket expenses including, but not limited to, postage and supplies.

Effective August 9, 2010, State Street Bank and Trust Company (“State Street”), became the administrator of the Funds. State Street is responsible for providing certain administrative services to the Funds, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund other than investment advisory activities, including maintaining the books and records of the Fund, and preparing certain reports and other documents required by federal and/or state laws and regulations. For the performance of these services, the Funds pay State Street an annual fee of $300,000. This fee is allocated among the Funds based on the relative net assets of each Fund.

57

ISI Funds

Notes to Financial Statements (continued)

State Street is the fund accountant and fund custodian, and State Street is responsible for safeguarding and controlling the Funds’ cash and securities, handling the delivery of securities and collecting interest and dividends on the Fund’s investments. State Street as fund accounting agent is responsible for maintaining the books and records and calculating the daily net asset value of the Fund. For Fund accounting services, the Funds pay State Street an annual base fee of $180,000. For Fund custodian services, the Funds pay State Street an annual base fee of 1 (one) basis point on net assets, plus other asset-based fees that vary according to the number of positions and transactions, plus out-of-pocket fees.

State Street also serves as transfer agent for the Funds and is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. For these services State Street receives an annual amount of $65,000, allocated among the Funds based on the relative net assets of each Fund and a monthly fee from each Fund at an annual rate of $20 for each direct account and $15 for certain accounts established through financial intermediaries. In addition, the Funds reimburse State Street for its out-of-pocket expenses including, but not limited to, postage and supplies.

EJV Financial Services, LLC (“EJV”) provides certain compliance services to the Funds. Edward J. Veilleux, Vice President and Chief Compliance Officer of the Funds, is also a principal of EJV. The Funds pay EJV $18,750 quarterly for providing CCO services. This fee is allocated among the Funds based on the relative net assets of each Fund. In addition, the Funds reimburse EJV for any reasonable out-of-pocket expenses relating to these compliance services.

The Funds pay each independent Director an annual fee of $15,000. The Audit Committee Chairman and Chairman of the Board receive an annual fee of $17,000 and $19,000 respectively. In addition each independent Director receives $1,000 for each Board meeting attended. The Funds also reimburse each of the Directors for out-of-pocket expenses incurred in connection with attending the Board of Directors’ meetings. Certain officers of the Funds are also officers or employees of the above named service providers, and during their terms of office, receive no compensation from the Funds.

Note 3 – Federal Income Tax

The Funds may periodically make reclassifications among certain capital accounts as a result of differences in the characterization and allocation of certain income and capital gain distributions determined annually in accordance with Federal tax regulations, which may differ from GAAP. These book/tax differences may be either temporary or permanent in nature. To the extent they are permanent, they are charged or credited to paid-in-capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arose. The reclassifications have no impact on the net assets or net asset value per share of the Funds.

The Funds determine their net investment income and capital gain distributions in accordance with income tax regulations, which may differ from GAAP.

58

ISI Funds

Notes to Financial Statements (continued)

During the year ended October 31, 2010, Strategy increased accumulated net realized gains and reduced undistributed net investment income by $1,564. Managed Municipal reclassified $31 of paid-in-captial to undistributed income.

During the years ended October 31, 2010 and October 31, 2009, the tax character of distributions paid by each of the Funds was as follows:

	Ordinary Income		Tax-Exempt Income		Long-Term Capital Gains
	October 31, 2010	October 31, 2009	October 31, 2010	October 31, 2009	October 31, 2010	October 31, 2009

Total Return	$3,775,835	$4,133,512	$—	$—	$3,373,923	—
Managed Municipal	25,543	17,145	3,053,007	2,661,596	345,235	124,276
North American	5,420,092	7,368,367	—	—	1,838,648	283,448
Strategy	809,407	604,469	—	—	—	—

*	A portion of the ordinary income is short-term gains that are taxed as ordinary income for tax purposes.

The Funds recognize the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed each Fund’s tax positions taken on Federal and state income tax returns for all open tax years (tax years ended October 31, 2007 through October 31, 2010) and concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

As of October 31, 2010, the components of distributable earnings (accumulated deficit) on a tax basis were as follows:

	Total Return	Managed Municipal	North American	Strategy
Undistributed ordinary income	$76,573	$126,576	$314,696	$9,755
Undistributed tax-exempt income	—	102,319	—	—
Accumulated undistributed long-term capital gains	1,922	594,262	5,708	—
Capital loss carryforwards	—	—	—	(5,592,059)
Net unrealized appreciation (depreciation)	4,416,794	4,457,100	5,986,095	9,281,037
Other gains (losses)	—	—	—	—
Other temporary differences	(64,506)	(102,891)	(169,367)	—
Total	$4,430,783	$5,177,366	$6,137,132	$3,698,733

59

ISI Funds

Notes to Financial Statements (continued)

As of October 31, 2010, Strategy had capital loss carryforwards of $5,592,059, of which $989,548 expires October 31, 2016, $4,076,771 expires October 31, 2017, and $525,740 expires October 31, 2018. These capital loss carryforwards may be utilized in the current and future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

The difference between the federal income tax cost of portfolio investments and the financial statement cost for Strategy is due to certain timing differences in the recognition of capital gains or losses under income tax reporting regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to the tax deferral of losses on wash sales.

Note 4 – Investment Transactions

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended October 31, 2010 were as follows:

	Non-US Government Obligations		US Government Obligations
	Purchases	Sales	Purchases	Sales
Total Return	$—	$—	$41,734,982	$35,519,648
Managed Municipal	23,774,333	21,638,590	—	—
North American	31,367,870	29,014,194	52,309,226	34,823,844
Strategy	19,123,550	24,760,210	1,985,625	1,741,157

Note 5 – Market and Credit Risk

North American invests in Canadian and Mexican government securities. Investing in Canadian and Mexican government securities may have different risks than investing in U.S. government securities. An investment in Canada or Mexico may be affected by developments unique to those countries. These developments may not affect the U.S. economy or the prices of U.S. government securities in the same manner. In addition, the value of bonds issued by non-U.S. governments may be affected by adverse international political and economic developments that may not impact the value of U.S. government securities.

Note 6 – Contractual Obligations

In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these indemnification provisions and believe the risk of loss thereunder to be remote.

60

ISI Funds

Notes to Financial Statements (continued)

Note 7 – Recent Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 31, 2009 and others for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on the Funds’ financial statement disclosures and has determined no disclosure is necessary, other than is noted below.

Note 8 – Subsequent Events

GAAP requires the Funds to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has determined no disclosure is necessary other than is noted below.

On November 30, 2010 North American Class A Shares, Class C Shares, and Class I Shares, Managed Municipal Class A Shares and Class I Shares, and Total Return ISI Shares paid a distribution of $0.023, $0.020, $0.025, $0.024, $0.0262, and $0.02, respectively, per share in net investment income related to the period ended November 30, 2010.

61

Report of Independent Registered Public Accounting Firm

To the Board of Directors and
Shareholders of Total Return U.S. Treasury Fund, Inc.,
Managed Municipal Fund, Inc., North American Government Bond Fund, Inc.,
and ISI Strategy Fund, Inc.

We have audited the accompanying statements of assets and liabilities of the Total Return U.S. Treasury Fund, Inc., Managed Municipal Fund, Inc., North American Government Bond Fund, Inc., and ISI Strategy Fund, Inc., (the “Funds”) including the schedules of investments, as of October 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2010 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Total Return U.S. Treasury Fund, Inc., Managed Municipal Fund, Inc., North American Government Bond Fund, Inc., and ISI Strategy Fund, Inc., as of October 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
December 23, 2010

62

Fund Directors and Officers (Unaudited)

Name and Age	Length of Time Served	Business Experience During the Past Five Years	Other Directorships Held By Director
Independent Directors
W. Murray Jacques (age 74)	since 2002	President, WMJ Consulting, LLC (real estate investment management company) (1999 to present); formerly, Principal of CM Coastal Development, LLC (real estate development) (2002 to 2006).	None
Louis E. Levy (age 78)	since 1994
Retired Partner, KPMG Peat Marwick (retired 1990); Formerly a Director of Kimberly-Clark Corp. (personal consumer products) (retired 2001), Household International, Inc. (consumer finance) (retired 2004), and Scudder Group of Mutual Funds (retired 2005).
None
Edward A. Kuczmarski (age 61)	since 2007	Certified Public Accountant and Partner of Crowe Horwath LLP (accounting firm).	Board Member of 3 funds in the Reich & Tang Fund Complex; Trustee of Empire Builder Tax Free Bond Fund.
Interested Director
R. Alan Medaugh* (age 67) President and Director	President since 1991; Director since 2007
President, International Strategy & Investment, Inc. (registered investment advisor) (1991 to present). Director, International Strategy & Investment Group, Inc. (registered broker-dealer) (1991 to present).
None

*	Mr. Medaugh is deemed to be an Interested Director, as defined in the Investment Company Act of 1940, because he is President of ISI and a Director of ISI Group.

63

Fund Directors and Officers (Unaudited) (continued)

Name and Age	Length of Time Served	Business Experience During the Past Five Years
Executive Officers
Nancy Lazar (age 53) Vice President	since 1997
Executive Vice President, Assistant Treasurer, and Secretary of International Strategy & Investment, Inc. (registered investment advisor) (1991 to present); Executive Vice President, Assistant Treasurer and Secretary of International Strategy & Investment Group, Inc. (registered broker-dealer) (1991 to present).

Thomas D. Stevens* (age 61) Vice President	since 1997	Chairman and President, Los Angeles Capital Management and Equity Research, Inc. (registered investment advisor) (March 2002 to present).
Carrie L. Butler (age 43) Vice President	since 1991	Managing Director, International Strategy & Investment, Inc. (registered investment advisor) (2000 to present).
Edward J. Veilleux (age 67) Vice President and Chief Compliance Officer	since 1992	President, EJV Financial Services, LLC (2002 to present); Officer of various investment companies for which EJV Financial Services provides consulting and compliance services.
Stephen V. Killorin (age 57) Chief Financial Officer, Treasurer and Vice President	Vice President since 2002; Chief Financial Officer since 2005; and Treasurer 2005-2008, 2010 to present
Executive Managing Director and Chief Financial Officer of International Strategy & Investment Inc. (registered investment advisor) (2000 to present); Executive Managing Director and Chief Financial Officer of International Strategy & Investment Group Inc. (registered broker-dealer) (2000 to present); Vice President of the Funds since 2002; Treasurer of the Funds (2005-2008 and August 2010 to present); Chief Financial Officer of the Funds since 2005; formerly Chief Compliance Officer of the Funds (until April 2008).

Margaret M. Beeler (age 43) Vice President and Secretary	Vice President since 1996; Secretary since 2004	Managing Director, International Strategy & Investment, Inc. (registered investment advisor) (July 2004 to present).
William Cox (age 43) Assistant Treasurer State Street Bank and Trust Company 4 Copley Place, 5th floor Boston, MA 02116	since 2010
Vice President and Department Head, Fund Administration Division, State Street Bank and Trust Company (2003-present) and officer of various investment companies for which State Street provides mutual fund administrative services.

*	Thomas D. Stevens is an officer for only the ISI Strategy Fund.

64

Fund Directors and Officers (Unaudited) (continued)

Name and Age	Length of Time Served	Business Experience During the Past Five Years
Executive Officers (Continued)
David James (age 40) Assistant Secretary State Street Bank and Trust Company 4 Copley Place, 5th floor Boston, MA 02116	since 2010
Vice President and Managing Counsel, State Street Bank and Trust Company (fund administrator, transfer agent and custodian) (2009 to present); Vice President and Counsel, PNC Global Investment Servicing (US), Inc. 2006 to 2009; Assistant Vice President and Counsel, State Street Bank and Trust Company, October 2000 to December 2004 and was retired in 2005; and officer of various investment companies for which State Street provides mutual fund administrative services.

Heena Dhruv (age 34) Assistant Vice President	since 2005
Managing Director, International Strategy & Investment, Inc. (registered investment advisor) (July 2005 to present), Associate Managing Director, International Strategy & Investment, Inc. (January 2003 to July 2005).

Directors and officers of the Funds are also directors and officers of all of the other investment companies in the ISI Fund Complex advised by International Strategy & Investment Inc. (“ISI” or the “Advisor”) or its affiliates. There are currently four funds in the ISI Family of Funds (the “ISI Fund Complex”). Each of the above named persons serves in the capacity noted above for each fund in the ISI Fund Complex.

65

Notice to Shareholders (Unaudited)

Federal Tax Information

Certain tax information for the Fund is required to be provided to shareholders based on the Fund’s income and distributions for the taxable year ended October 31, 2010. The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In January 2011, shareholders will receive Form 1099-DIV which will include their share of qualified dividends, and capital gains distributed during the calendar year 2010. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

The Strategy Fund designated 100% of ordinary income dividends as income qualifying for dividends received deduction for the fiscal year ended October 31, 2010.

Strategy Fund designates $1,108,275 of the dividends received by the Fund as qualified dividend income.

Total Return, Managed Municipal, and North America Fund designate $3,373,923, $345,235 and $1,838,648 respectively for long term capital gains, for the fiscal year ended October 31, 2010.

Managed Municipal designates 99.17% of distributions paid from ordinary income as tax exempt income.

Proxy Voting Policies and Procedures

A description of the policies and procedures that Strategy uses to determine how to vote proxies relating to securities held in Strategy’s portfolio is available, without charge and upon request, by calling (800) 955-7175. Information regarding how Strategy voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, upon request, by calling (800) 955-7175 or on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Privacy Notice for ISI Mutual Funds
Privacy Policy

The mutual funds in the ISI Fund Complex believe that your privacy is extremely important. We are firmly committed to protecting any personal or financial information you provide to us as well as information about your transactions with us, such as transaction amounts, account balance and account holdings (“Personal Information”). We use Personal Information only to develop and deliver products and services that

66

Notice to Shareholders (Unaudited) (continued)

you request and to fulfill any applicable legal and regulatory requirements. We do not disclose Personal Information about you or our former customers except to our affiliates and service providers. We require our employees, affiliates and service providers to maintain appropriate safeguards to ensure the security of your non-public information.

Limits of Use of Personal Information

We limit the use, collection and retention of customer information to what is necessary to provide personal financial services and related products. We have security practices and procedures in place to ensure the confidentiality and security of your Personal Information.

Accuracy of Personal Information

We strive to keep your personal and financial information accurate. If our records are incorrect or out-of-date, please notify us immediately by contacting the Service Center listed on your account statement.

Change to Our Policies

If you have any privacy or security questions, please contact us at 800-882-8585. We may, at our discretion, change this Privacy Policy at any time. If we make material changes to the policy, we will provide you with notice of these changes.

67

Investment Advisory Agreement Approval (Unaudited)

At a Board meeting held on September 23, 2010, the Board, including the Independent Directors voting separately, unanimously approved the continuance of the Investment Advisory Agreement between ISI and each of the Funds as well as the Sub-Advisory Agreement between ISI and the Sub-Advisor with respect to Strategy. In evaluating the Investment Advisory Agreements and the Sub-Advisory Agreement, the Board reviewed materials furnished by ISI and the Sub-Advisor. Specifically, the Board considered: (1) the nature, extent and quality of the services provided to the Funds by ISI and the Sub-Advisor, including information on the investment performance of the Funds; (2) the total expense ratio of each Fund compared to its relevant peer group; (3) the investment advisory fee schedule for each Fund; (4) the cost of the services provided and profitability to ISI and the Sub-Advisor with respect to their relationship with the Fund(s); (5) the extent to which economies of scale would be realized as each Fund grows and whether the advisory fees reflect these economies of scale for the benefit of shareholders of each Fund; and (6) other benefits received by ISI and the Sub-Advisor from their relationship with the Funds. In their deliberations, the Board did not identify any particular information that was all-important or controlling, and the Board attributed different weights to the various factors. In particular, the Board focused on the factors discussed below.

NATURE, EXTENT AND QUALITY OF SERVICES. The Directors reviewed information provided by ISI which included statistics on each Fund’s performance, the performance of its peers, its portfolio structure and purchase and sales activity. The Board noted that senior management of ISI provides the Board, on a quarterly basis, detailed information about its management approach with respect to each Fund, recent economic statistics and reports and its general economic outlook. With respect to Strategy, the Board noted that, under the Sub-Advisory Agreement, the Sub-Advisor manages the equity portfolio of Strategy and the Sub-Advisor had presented the Board with detailed information about its operations and investment process. The Board also considered the background and quality of the investment management team of ISI and the Sub-Advisor.

•
Total Return. The Board reviewed information comparing the Fund’s performance to the returns of relevant indices for selected periods ended July 31, 2010. The Board noted that the Fund’s return of 5.86% during the one-year period compared favorably to the 6.95% return by the Barclays U.S. Treasury Total Return Index and the 8.16% return of the Lipper General U.S. Treasury Funds Average. The Board noted that the Fund’s benchmark index and peer groups do not provide a precise comparison because the Fund’s composition differs from the benchmarks and its peer groups. The Board compared the Fund’s returns with its benchmarks and peers over longer-term periods and concluded that the results achieved by Total Return demonstrate a consistent pattern of favorable performance.

•
Managed Municipal. The Board reviewed the Fund’s performance for selected periods ended July 31, 2010 against the returns of the Barclays State General Obligation Index and the averages of its Lipper and Morningstar peers. The Board noted that the Fund’s return of 4.84% during the one-year period compared favorably to the 5.45% return by the Barclays AAA High Quality Index. The

68

Investment Advisory Agreement Approval (Unaudited) (continued)

Board noted that the Fund’s benchmark index and peer groups do not provide a precise comparison since they include investment grade bonds of varying credit quality, while the Fund’s portfolio as of July 31, 2010 consisted exclusively of municipal securities rated AAA (71.3%) or AA (22.6%). The Board concluded that the Fund performed in line with expectations.

•
North American. The Board noted that the Fund’s investment objective is to provide high current income consistent with investments in fixed-income securities issued or guaranteed by governments in North America and they examined its performance against the performance of the blended North American Index for selected periods. The Board found that the Fund’s one-year return 8.06% compared favorably with the 8.89% return by the blended North American Index and its returns for longer periods were in line with the Index results. The Board considered the positioning of the currency and the maturity mix in the Fund’s portfolio and was advised that the Fund’s slight underweight exposure to Mexican securities was the chief reason the Fund’s performance slightly trailed its benchmark for the past year. The Board compared the Fund’s performance with the results of its Lipper and Morningstar averages and noted that the Lipper universe is limited to U.S. Government securities and the Morningstar universe is representative of the general bond market and they do not reflect a bias towards prudent investment in North American government bonds. The Board concluded that the Fund performed in line with expectations.

•
Strategy. The Board discussed the means by which the Fund’s equity and bond holdings are allocated and noted that as of July 31, 2010, the Fund held approximately 90% of its portfolio in equities and 10% in bonds. The Board was advised that the Fund’s equity position is the highest since the Fund’s inception and the high equity weighting is predominately attributable to the increase in equity valuations, but reflects ISI’s conviction that the present yield advantage lies with stocks over Treasuries. The Board reviewed the performance of the equity section and the bond section of the Fund’s portfolio for selected periods ended July 31, 2010 and compared such performance with the performance of its blended 80% Wilshire 5000/20% Barclays Treasury Index, noting that the Fund returned 13.74% compared to 13.94% for the Index. The Board found that the Fund performed slightly below the average of the blended Index during the one-year period and the period since its inception, but performed above average for the three-year period. The Board also reviewed information comparing the Fund’s relative performance against its peer groups for periods ended July 31, 2010. It found that the Fund outperformed the Lipper Flexible Portfolio for the past one-year. The Board also noted that the Fund slightly trailed the Lipper Multi-Cap Core Funds for the past one-year but outperformed the Lipper Multi-Cap Core Funds for 3-year, 5-year and 10-year periods. The Board further considered the Fund’s favorable 5-Star Morningstar rating noting that the Fund placed in at least the top 27% of the Morningstar large blend universe during all of the reported periods. The Board concluded that the Fund performed in line with expectations.

69

Investment Advisory Agreement Approval (Unaudited) (continued)

The Board determined that ISI and the Sub-Advisor have demonstrated consistency in their investment approach and each provides an extensive array of ancillary services to the Funds in the areas of oversight and administration. Based upon the above information, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Funds by ISI and the Sub-Advisor.

INVESTMENT ADVISORY FEE SCHEDULES FOR EACH FUND. The Board considered the investment advisory fees paid by each Fund to ISI. The Board noted that the sub-advisory fee for Strategy is paid by ISI and not the Fund. The Board concluded that the fee schedules under the Investment Advisory Agreements provide fair compensation to ISI in light of the nature, extent and quality of the services being provided to the Funds and the performance of the Funds.

COSTS OF SERVICES PROVIDED AND PROFITABILITY. The Board reviewed the costs associated with ISI’s portfolio management, research and corporate governance and considered the profitability of ISI from the advisory and ancillary services provided to the Funds. The Board was advised by ISI of the methodology it used to assign its costs associated with the portfolio management, research and corporate governance services provided to the Funds. The Board was also provided with a report from the Sub-Advisor showing its profitability with respect to its management of Strategy and the methodology used by the Sub-Advisor to prepare its profitability analysis. The Board also was advised that lower revenues and higher expenses caused ISI to attain a considerably lower profit margin this year than during the past year. The Board considered that the profitability of ISI is vital towards retaining qualified investment professionals and administrative personnel necessary for the Funds’ portfolio management, compliance and operational processes. The Board concluded that the profitability of ISI derived from its relationship with the Funds was fair and reasonable.

EXPENSE RATIOS AND ECONOMIES OF SCALE. The Board discussed economy of scale considerations and the expense ratios of the Funds. The Board noted that the investment advisory fees for Managed Municipal, North American and Strategy do not contain breakpoints and considered the extent to which economies of scale would be realized as the Funds grow. The Board concluded that due to the declining asset levels in Total Return and North American and the slight increase in assets in Managed Municipal and Strategy, economy of scale considerations were not relevant at this time. The Board also reviewed information which compared each Fund’s expense ratio as of July 31, 2010 with the average of comparably managed funds and made the following determinations:

•	Total Return. The Board found that Total Return’s 0.83% expense ratio was below the 0.94% average of comparably managed funds.

•
Managed Municipal. The Board found that Managed Municipal’s 0.99% expense ratio was above the 0.94% average of comparably managed funds, but noted that its asset size ($109 million) is well below the size of the average municipal bond fund ($312 million).

70

Investment Advisory Agreement Approval (Unaudited) (continued)

•
North American. The Board found that the 1.16% expense ratio for North American’s Class A shares is above the 1.07% average for other government bond funds. The Board noted, however, that there are no other mutual funds that invest exclusively in North American bonds that can be used for comparative purposes at this time.

•
Strategy. The Board found that Strategy’s expense ratio as of July 31, 2010 was 1.05%, which is below the 1.19% average for comparably managed funds. The Board concluded that the current advisory fees are reasonable in light of the services provided to the Funds.

OTHER BENEFITS REVIEWED. The Board considered the fact that ISI Group, an affiliate of ISI, serves as the distributor of the Funds. The Board reviewed the costs and profitability of ISI Group in rendering distribution services to each of the Funds and noted that ISI Group operates at a loss with respect to distribution services provided to the Funds. The Board also considered other benefits received by ISI from its relationship with the Funds. The Board compared the fees charged to each Fund against the fees charged to institutional clients of ISI. The Board considered the investment management, compliance and administrative services ISI provided to each of the Funds, including its supervisory responsibilities with respect to the selection and oversight of the Sub-Advisor for the Strategy Fund. It noted that ISI benefits from the shared costs of its two primary lines of business, but that ISI’s profit margins are considerably higher for its institutional line of business than from its mutual fund business. The Board considered the benefits received by the Sub-Advisor from its relationship with Strategy and concluded that the Sub-Advisor’s profitability from its relationship with Strategy (including fall-out benefits) was fair and reasonable.

71

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Louis E. Levy Chairman W. Murray Jacques Director Edward A. Kuczmarski Director R. Alan Medaugh President Director Nancy Lazar Vice President Carrie L. Butler Vice President
Edward J. Veilleux
Vice President
Chief Compliance Officer

Thomas D. Stevens*
Vice President

Stephen V. Killorin
Vice President
Treasurer

Margaret M. Beeler
Vice President
Secretary

Edward S. Hyman
Senior Economic Advisor

*  Thomas D. Stevens is an officer
    for only the ISI Strategy Fund.

Investment Advisor
ISI, Inc. 40 West 57th Street, 18th Floor New York, NY 10019 (800) 955-7175
Shareholder Servicing Agent
State Street Bank & Trust Company One Lincoln Street Boston, MA 02111
Distributor
ISI Group, Inc. 40 West 57th Street, 18th Floor New York, NY 10019 (800) 955-7175

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.  The name of the audit committee financial expert is Edward A. Kuczmarski. Mr. Kuczmarski is “independent” for purposes of this Item as that term is defined in Item 3(a)(2) of Form N-CSR.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.”  Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation.  Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees.  The aggregate fees billed for professional services rendered by BBD, LLP, the Fund’s principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by BBD, LLP in connection with the Fund’s statutory and regulatory filings or engagements were $20,500 and $20,500 with respect to the registrant’s fiscal years ended October 31, 2010 and 2009, respectively.

(b)
Audit-Related Fees.  No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)
Tax Fees.  The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $2,000 and $2,000 with respect to the registrant’s fiscal years ended October 31, 2010 and 2009, respectively.  The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)
All Other Fees.  No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item.

No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant to International Strategy & Investment Inc., (the “Adviser”) and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that (i) relate directly to the operations and financial reporting of the registrant and (ii) were pre-approved by the registrant’s audit committee.

(e)(1)
Audit Committee Pre-Approval Policies and Procedures.  The Committee, pursuant to the Audit Committee Charter, may delegate to one or more of its members authority to pre-approve permissible non-audit services to be provided to the Registrant. Any pre-approval determination of a delegate shall be presented to the full Committee at its next meeting. The Committee shall similarly pre-approve in advance any audit, review or attest engagements required under the securities laws.  Pre-approval shall be granted no earlier than one year prior to the commencement of the service.

(e)(2)
Percentages of Services. None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
0% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
Total Fees Paid By Adviser and Certain Affiliates. During the fiscal years ended October 31, 2010 and 2009, aggregate non-audit fees of $0 and $0, respectively, were billed by the registrant’s accountant for services rendered to the registrant.  No non-audit fees were billed in either of the last two fiscal years by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The principal accountant has not provided any non-audit services that were not previously approved to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Schedule of Investments is included as part of Item 1 of this Form N-CSR.

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)), the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to provide reasonable assurance that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized, and reported as of a date within 90 days of the filing date of this report, that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this Form N-CSR filing that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

Exhibit 99.CODE ETH	Code of Ethics pursuant to Item 2 of Form N-CSR is attached hereto.

Exhibit 99.CERT	Certifications of principal executive officer and principal financial and accounting officer of the registrant as required by Rule 30a-2(a) under the 1940 Act are attached hereto.

Exhibit 99.906CERT
Certifications of principal executive officer and principal financial and accounting officer of the registrant as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Total Return US Treasury Fund, Inc.

By:	/s/ R. Alan Medaugh
R. Alan Medaugh, President

Date	January 5, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Alan Medaugh
R. Alan Medaugh, President (Principal Executive Officer)

Date	January 5, 2011

By:	/s/ Stephen V. Killorin
Stephen V. Killorin, Treasurer (Principal Financial and Accounting Officer)

Date	January 5, 2011